November 28, 2007
GROWTH & CORE
 Janus Adviser Large Cap Growth Fund
 Janus Adviser Forty Fund
 Janus Adviser Orion Fund
 Janus Adviser Mid Cap Growth Fund
 Janus Adviser Small-Mid Growth Fund
 Janus Adviser Growth and Income Fund
 Janus Adviser Fundamental Equity Fund
 Janus Adviser Contrarian Fund
 Janus Adviser Balanced Fund


RISK-MANAGED
 Janus Adviser INTECH Risk-Managed
   Growth Fund
 Janus Adviser INTECH Risk-Managed
   Core Fund
 Janus Adviser INTECH Risk-Managed
   Value Fund
 Janus Adviser INTECH Risk-Managed
   International Fund

VALUE
 Janus Adviser Mid Cap Value Fund
 Janus Adviser Small Company Value Fund


INTERNATIONAL & GLOBAL
 Janus Adviser Worldwide Fund
 Janus Adviser International Equity Fund
 Janus Adviser International Growth Fund
 Janus Adviser Global Research Fund

ALTERNATIVE
 Janus Adviser Long/Short Fund
 Janus Adviser Global Real Estate Fund

BOND
 Janus Adviser Flexible Bond Fund
 Janus Adviser Floating Rate High Income Fund
 Janus Adviser High-Yield Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES
                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. Certain Funds do not offer Class R Shares.

     Shares of the Funds may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting Janus at 1-800-525-0020.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Classification, Investment Policies and Restrictions, and
    Investment Strategies and Risks............................    2

    Investment Adviser and Subadvisers.........................   55

    Custodian, Transfer Agent, and Certain Affiliations........   89

    Portfolio Transactions and Brokerage.......................   93

    Trustees and Officers......................................  100

    Shares of the Trust........................................  123
       Net Asset Value Determination...........................  123
       Purchases...............................................  124
       Distribution and Shareholder Servicing Plans............  130
       Redemptions.............................................  134

    Income Dividends, Capital Gains Distributions, and Tax
    Status.....................................................  139

    Principal Shareholders.....................................  142

    Miscellaneous Information..................................  166
       Shares of the Trust.....................................  166
       Shareholder Meetings....................................  167
       Voting Rights...........................................  168
       Independent Registered Public Accounting Firm...........  168
       Registration Statement..................................  168

    Financial Statements.......................................  169

    Appendix A.................................................  170
       Explanation of Rating Categories........................  170

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS ADVISER SERIES

   This Statement of Additional Information includes information about 24 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

   EQUITY FUNDS. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Contrarian Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Global Research Fund, Long/Short Fund, and Global Real Estate Fund are referred to collectively in this SAI as the "Equity Funds."

   BOND FUNDS. Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

   The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Forty Fund, Orion Fund, Contrarian Fund, Long/Short Fund, and Global Real Estate Fund are classified as nondiversified. Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Global Research Fund, Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund are classified as diversified.

SUBADVISERS

   FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Risk-Managed International Fund (together, the "Risk-Managed Funds").

   FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policy (1), which applies only to the Funds specifically listed in that policy.

   (1) With respect to 75% of its total assets, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Growth and Income Fund, Fundamental Equity Fund, Balanced Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Global Research Fund, Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities),

   Except that:

     (i) Long/Short Fund may invest 25% or more of the value of its total assets in U.S. Government securities and securities of other investment companies, and

     (ii) Global Real Estate Fund may invest 25% or more of the value of its total assets in the real estate or real estate-related industries and U.S. Government securities.

   (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (7) Borrow money except that a Fund, with the exception of Long/Short Fund and Floating Rate High Income Fund, may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   In the case of Long/Short Fund and Floating Rate High Income Fund, the Funds may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's short sale other than against the box positions will not exceed 10% of its net assets (limitation not applicable to Long/

   Short Fund). Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

   (c) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

   (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

   In the case of Long/Short Fund and Floating Rate High Income Fund, the Funds may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Funds except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.

   (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (f) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund will normally be invested in fixed-income senior securities.

   GLOBAL REAL ESTATE FUND. As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or related industries.

INVESTMENT STRATEGIES AND RISKS

Diversification

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in the most attractive companies identified by the portfolio managers and/or investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position


   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities.")


   The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.


   Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.


   Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S.

   Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

   Within the parameters of its specific investment policies, each Fund, and each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly International Growth Fund and Global Research Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). International Equity Fund and Global Real Estate Fund will normally limit their investments in emerging market countries to 15% of their net assets. Orion Fund, Small-Mid Growth Fund, Growth and Income Fund, Contrarian Fund, and Long/Short Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

   Long/Short Fund and Floating Rate High Income Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each Fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows a Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   The use of borrowing by Long/Short Fund and Floating Rate High Income Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Short Sales

   Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

   Each Fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

   The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss as a result of the short sale.

   Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of Long/Short Fund, the total market value of all of a Fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund) of its net assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

   Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

   Each Fund, and each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Balanced Fund and Flexible Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by the Fund at a specified price.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

   The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

   Within the parameters of their specific investment policies, the Funds may invest in REITs. Global Real Estate Fund may invest a significant amount of its assets in these types of securities.

   REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

   Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Mortgage Dollar Rolls

   Long/Short Fund, Global Real Estate Fund, Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

   A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

   Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans

   Balanced Fund, Flexible Bond Fund, and High-Yield Fund (no more than 20% of each Fund's total assets), Long/Short Fund (no more than 5% of the Fund's total assets) and Floating Rate High Income Fund may invest in bank loans, which include institutionally traded floating rate securities. Floating Rate High Income Fund invests at least 80% of its net assets in floating or adjustable rate loans and other floating rate securities.



   The Funds generally invest in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. The Funds generally expect to invest in floating rate loans through assignments.


   When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender.

   If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.

   In the cases of a Fund's investments in floating rate loans through participation interests, the Fund may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to the Fund, the Fund may be subject to loss of income and/or principal. Additionally, the Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

   The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

   A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value.

   HOW FLOATING RATE LOANS ARE ARRANGED
   Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower compensates the agent for its services (which may include structuring the loan, funding the loan, and other continuing services). In larger transactions, there may be several agents. The borrower enters into a loan agreement with the lender or lending syndicate. In a typical floating rate loan arrangement, an agent may administer the loan agreement and may be responsible for the collection of all interest, principal, and fee payments from the borrower. Upon any default, the agent may enforce the terms of the loan following instruction from the lenders.

   In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

   While the Funds generally expect to invest in fully funded term loans, certain of the senior loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in senior floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

   Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

   Floating rate loan transactions may include agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies, finance companies and other financial institutions. While the Funds consider the borrower as the issuer of a floating rate loan in most transactions, a Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, capital raising activities, and fluctuations in the financial markets.

   INTEREST RATE BENCHMARKS
   Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Inter-Bank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically.

   If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

   COLLATERAL
   Senior floating rate loans generally hold a senior position in the capital structure of a borrower. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default.

   Collateral might include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees by or securities of affiliates of the borrower. In certain cases, collateral may consist solely of securities of the borrower. For the Funds' secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral.

   Additionally, most borrowers pay debts from generated cash flow. If the borrower's cash flow is insufficient to pay its debts, it may seek to restructure the terms of the loan rather than sell collateral. Such restructuring may be in the form of bankruptcy protection or a negotiated work-out. In the event of such restructurings, a Fund may not recover the full amount of interest and principal due, which in turn would negatively affect the Fund's returns.

   The Funds may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss, as there may be little or no collateral on which a lender can foreclose.

   CONDITION OF BORROWERS IN FLOATING RATE LOAN ARRANGEMENTS
   Floating rate loans are obligations of companies or other entities and are typically issued in connection with recapitalizations, acquisitions, and refinancings. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings.

   The Funds may acquire interests in floating rate loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of assets or longer term financing. Bridge loans involve the risk that the borrower will be unable to secure other financing to replace the bridge loan, which may impair the borrower's creditworthiness and affect the value of the Fund's investment in such loan.

   CREDIT ANALYSIS
   Each Fund's portfolio manager performs credit analysis on the borrower, but typically does not perform credit analysis on the agent or other intermediate participants.

   To the extent that intermediate participants such as financial institutions become subject to regulations which impact the ability of such financial institutions to make senior floating rate loans, the availability of such loans for investment may become limited. Further, legislation or regulation could depress the market value of such loans.

   The Funds do not intend to purchase floating rate loans through private placements or other transactions which may involve confidential information. Such a policy may place the Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

   Notwithstanding its intention generally not to receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

   TRADING OF FLOATING RATE LOANS AND SUPPLY OF FLOATING RATE LOANS
   The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. No active market may exist for certain floating rate loans, and to the extent that a secondary market exists, such market may be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   OTHER FLOATING RATE SECURITIES
   The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates.

High-Yield/High-Risk Bonds

   Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). High-Yield Fund and Floating Rate High Income Fund may invest without limit in such bonds. Under normal circumstances, each of the following Funds will limit its investments in such bonds to 35% of its net assets (Forty Fund, Orion Fund, Growth and Income Fund, Balanced Fund, Worldwide Fund, International Growth Fund, Global Research Fund, Long/Short Fund, Global Real Estate Fund, and Flexible Bond
   Fund) or 20% of its net assets (Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity Fund, Contrarian Fund, Mid Cap Value Fund, Small Company Value Fund, and International Equity Fund). The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

   Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

   A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

   The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in the following derivative instruments, including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

   A Fund may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

   Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives are volatile and involve significant risks, including:

   Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

   Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

   Leverage risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

   Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

   Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

   Derivatives may generally be traded over-the counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities or the securities markets generally, or interest rate fluctuations without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   With the exception of the Risk-Managed Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

   Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   EURODOLLAR INSTRUMENTS. Each Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

   Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

   Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

   OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

   The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

   Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

   Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

   In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

   YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   Swap agreements entail the risk that a party will default on its payment obligations to the Fund. A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

   Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

   Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

   STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

   Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments such as inverse floaters and collateralized debt obligations. Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER

   Portfolio turnover rates for the fiscal years ended July 31, 2007 and July 31, 2006 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

                                  Portfolio Turnover for    Portfolio Turnover for
                                  the fiscal year ended     the fiscal year ended
Fund Name                            July 31, 2007(1)          July 31, 2006(1)
----------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                     26%                       81%
  Forty Fund                                22%                       55%
  Orion Fund                                18%                       57%
  Mid Cap Growth Fund                       35%                       43%
  Small-Mid Growth Fund                    100%                      261%(2)
  Growth and Income Fund                    54%                       42%
  Fundamental Equity Fund                   36%                       48%
  Contrarian Fund                           61%                       37%
  Balanced Fund                             54%                       49%
RISK-MANAGED
  Risk-Managed Growth Fund                 113%                      100%
  Risk-Managed Core Fund                    96%                       98%
  Risk-Managed Value Fund                   71%                       98%(3)
  Risk-Managed International
    Fund                                   140%(4)                    N/A
VALUE
  Mid Cap Value Fund                        79%                       67%
  Small Company Value Fund                  71%                       53%
INTERNATIONAL & GLOBAL
  Worldwide Fund                            24%                       48%
  International Equity Fund                 57%(5)                    N/A
  International Growth Fund                 41%                       65%
  Global Research Fund(6)                   N/A                       N/A
ALTERNATIVE
  Long/Short Fund                           94%                       N/A
  Global Real Estate Fund(6)                N/A                       N/A
BOND
  Flexible Bond Fund(7)                    147%                      140%
  Floating Rate High Income
    Fund                                   349%(8)                    N/A
  High-Yield Fund                          117%                      162%

(1) Annualized for periods of less than one full year.
(2) The increase in the portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.
(3) December 30, 2005 (effective date) to July 31, 2006.
(4) May 2, 2007 (effective date) to July 31, 2007.
(5) November 28, 2006 (effective date) to July 31, 2007.
(6) Portfolio Turnover is not available since the Fund is new.
(7) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 147% in 2007 and 142% in 2006.
(8) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each Fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each Fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-800-525-0020.

   The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.

                                                                 Contractual
                                                             Base Fee/Investment
                                      Average Daily Net       Advisory Fees (%)
    Fund Name                           Assets of Fund          (annual rate)
    ------------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Fund           All Asset Levels               0.64
      Forty Fund                      All Asset Levels               0.64
      Orion Fund                      All Asset Levels               0.64
      Mid Cap Growth Fund             All Asset Levels               0.64
      Small-Mid Growth Fund           All Asset Levels               0.64
      Growth and Income Fund          All Asset Levels               0.62
      Fundamental Equity Fund         All Asset Levels               0.60
      Contrarian Fund                        N/A                     0.64
      Balanced Fund                   All Asset Levels               0.55
    RISK-MANAGED
      Risk-Managed Growth Fund        All Asset Levels               0.50
      Risk-Managed Core Fund                 N/A                     0.50
      Risk-Managed Value Fund         All Asset Levels               0.50
      Risk-Managed International
        Fund                          All Asset Levels               0.55
    VALUE
      Mid Cap Value Fund(1)                  N/A                     0.64
      Small Company Value Fund        All Asset Levels               0.74
    INTERNATIONAL & GLOBAL
      Worldwide Fund                         N/A                     0.60
      International Equity Fund              N/A                     0.68
      International Growth Fund       All Asset Levels               0.64
      Global Research Fund                   N/A                     0.64
    ALTERNATIVE
      Long/Short Fund                 All Asset Levels               1.25
      Global Real Estate Fund                N/A                     0.75

                                                                 Contractual
                                                             Base Fee/Investment
                                      Average Daily Net       Advisory Fees (%)
    Fund Name                           Assets of Fund          (annual rate)
    ------------------------------------------------------------------------------
    BOND
      Flexible Bond Fund              First $300 Million             0.50
                                      Over $300 Million              0.40
      Floating Rate High Income
        Fund                          First $300 Million             0.65
                                      Over $300 Million              0.55
      High-Yield Fund                 First $300 Million             0.65
                                      Over $300 Million              0.55

(1) Perkins, the Fund's subadviser, receives directly from the Fund a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).

   PERFORMANCE-BASED INVESTMENT ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE FUND, CONTRARIAN FUND, MID CAP VALUE FUND, WORLDWIDE FUND, INTERNATIONAL EQUITY FUND, GLOBAL RESEARCH FUND, AND GLOBAL REAL ESTATE FUND ONLY
   Effective on the dates shown below, each of Risk-Managed Core Fund, Contrarian Fund, Mid Cap Value Fund, Worldwide Fund, International Equity Fund, Global Research Fund, and Global Real Estate Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                      Effective Date of        Effective Date of
                                       Performance Fee         First Adjustment
    Fund                                 Arrangement            to Advisory Fee
    ----------------------------------------------------------------------------
    Risk-Managed Core Fund              01/01/06                   01/01/07
    Contrarian Fund                     02/01/06                   02/01/07
    Mid Cap Value Fund                  02/01/06                   02/01/07
    Worldwide Fund                      02/01/06                   02/01/07
    International Equity Fund           12/01/06                   12/01/07
    Global Real Estate Fund             12/01/07                   12/01/08
    Global Research Fund                12/01/07                   12/01/08

   Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

   The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

   The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of a Fund and the Fund's benchmark index.

   The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

   The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

   The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

   It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

   If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

   Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

   The Base Fee would be computed as follows:

   $200 million x 0.60% / 12 = $100,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375% of $200 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

   By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

   The Base Fee would be computed as follows:

   $800 million x 0.60% / 12 = $400,000

   If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

   $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094% of $800 million.

   If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

   If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

   Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

   The Base Fee for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                         Base Fee (%)
    Fund Name                         Benchmark Index                    (annual rate)
    ------------------------------------------------------------------------------------
    Risk-Managed Core Fund            S&P 500(R) Index(1)                  0.50(2)
    Contrarian Fund                   S&P 500(R) Index(1)                  0.64
    Mid Cap Value Fund                Russell Midcap(R) Value              0.64(4)
                                      Index(3)
    Worldwide Fund                    MSCI World Index(SM)(5)              0.60
    International Equity Fund         MSCI EAFE(R) Index(6)                0.68
    Global Research Fund              MSCI World Growth Index(7)           0.64
    Global Real Estate Fund           FTSE EPRA/NAREIT Global Real         0.75
                                      Estate Index(8)

   (1) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (2) Janus Capital, and not Risk-Managed Core Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. For the fiscal year ended July 31, 2007, that fee was calculated at an annual rate of 0.26% of the Fund's average daily net assets. Effective January 1, 2007, the subadvisory fee paid by Janus Capital to INTECH adjusts upward or downward based on the Fund's performance relative to its benchmark index.
   (3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.
   (4) This amount is reduced by the amount payable by Mid Cap Value Fund to Perkins, the subadviser to Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any reimbursements of expenses incurred or fees waived by Janus Capital). For the fiscal year ended July 31, 2007, Mid Cap Value Fund paid Perkins a subadvisory fee at the annual rate of 0.32% of the Fund's average daily net assets. Effective February 1, 2007, the subadvisory fee paid by the

       Fund to Perkins adjusts upward or downward based on the Fund's performance relative to its benchmark index.
   (5) The MSCI World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region.
   (6) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
   (7) The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.
   (8) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

   The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended July 31, 2007 are shown below:

    Fund                                                         Net Assets (000s)
    ------------------------------------------------------------------------------
    Risk-Managed Core Fund                                           $193,739
    Contrarian Fund                                                  $148,916
    Mid Cap Value Fund                                               $725,683
    Worldwide Fund                                                   $140,667
    International Equity Fund                                        $ 25,575
    Global Research Fund                                                  N/A
    Global Real Estate Fund                                               N/A

   EXAMPLES: CONTRARIAN FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of -0.15%           1/12th of 0.49%

   Because the Fund is a new fund that commenced operations on August 1, 2005, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   EXAMPLES: MID CAP VALUE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%            1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                  1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%            1/12th of 0.49%

   Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Fund, and Perkins, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Fund (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Mid Cap Value Fund's Class A Shares' performance relative to the Russell Midcap(R) Value Index.

   EXAMPLES: RISK-MANAGED CORE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                       1/12th of 0.15%            1/12th of 0.65%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                            0.00                  1/12th of 0.50%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.50%                      1/12th of -0.15%            1/12th of 0.35%

   EXAMPLES: WORLDWIDE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Index(SM).

   Example 1: Fund Outperforms Its Benchmark By 6%

   If the Fund has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                       1/12th of 0.15%            1/12th of 0.75%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                            0.00                  1/12th of 0.60%

   Example 3: Fund Underperforms Its Benchmark By 6%

   If the Fund has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.60%                      1/12th of -0.15%            1/12th of 0.45%

   EXAMPLES: INTERNATIONAL EQUITY FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI EAFE(R) Index.

   Example 1: Fund Outperforms Its Benchmark By 7%

   If the Fund has outperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                       1/12th of 0.15%            1/12th of 0.83%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI EAFE(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                            0.00                  1/12th of 0.68%

   Example 3: Fund Underperforms Its Benchmark By 7%

   If the Fund has underperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.68%                      1/12th of -0.15%            1/12th of 0.53%

   Because the Fund is a new fund that commenced operations on November 28, 2006, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   EXAMPLES: GLOBAL RESEARCH FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Growth Index.

   Example 1: Fund Outperforms Its Benchmark By 6%

   If the Fund has outperformed the MSCI World Growth Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                       1/12th of 0.15%           1/12th of 0.79%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the MSCI World Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                            0.00                 1/12th of 0.64%

   Example 3: Fund Underperforms Its Benchmark By 6%

   If the Fund has underperformed the MSCI World Growth Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.64%                      1/12th of -0.15%           1/12th of 0.49%

   Because the Fund is new, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   EXAMPLES: GLOBAL REAL ESTATE FUND

   The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the FTSE EPRA/NAREIT Global Real Estate Index.

   Example 1: Fund Outperforms Its Benchmark By 4%

   If the Fund has outperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.75%                       1/12th of 0.15%           1/12th of 0.90%

   Example 2: Fund Performance Tracks Its Benchmark

   If the Fund has tracked the performance of the FTSE EPRA/NAREIT Global Real Estate Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.75%                            0.00                 1/12th of 0.75%

   Example 3: Fund Underperforms Its Benchmark By 4%

   If the Fund has underperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                   Total Advisory Fee Rate
    Base Fee Rate                    Performance Adjustment Rate       For That Month
    --------------------------------------------------------------------------------------
    1/12th of 0.75%                      1/12th of -0.15%           1/12th of 0.60%

   Because the Fund is new, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

   FEE WAIVERS

   Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, see the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least December 1, 2008. For Global Research Fund and Global Real Estate Fund, the waiver will be in effect until at least December 1, 2009.

                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                0.66
  Forty Fund                           0.67
  Orion Fund                           0.95
  Mid Cap Growth Fund                  0.65
  Small-Mid Growth Fund                1.05
  Growth and Income Fund               0.99
  Fundamental Equity Fund              0.70
  Contrarian Fund                      0.95(1)
  Balanced Fund                        0.57

                                  Expense Limit
Fund Name                         Percentage (%)
------------------------------------------------
RISK-MANAGED
  Risk-Managed Growth Fund             0.60
  Risk-Managed Core Fund               0.60(1)
  Risk-Managed Value Fund(2)           0.60
  Risk-Managed International
    Fund(2)                            0.65
VALUE
  Mid Cap Value Fund                   0.74(1)
  Small Company Value Fund             1.00
INTERNATIONAL & GLOBAL
  Worldwide Fund                       0.65(1)
  International Equity Fund            1.25(1)
  International Growth Fund            0.73
  Global Research Fund                 1.00(1)
ALTERNATIVE
  Long/Short Fund(2)                   1.74
  Global Real Estate Fund              1.25(1)
BOND
  Flexible Bond Fund                   0.55
  Floating Rate High Income
    Fund(2)                            0.90
  High-Yield Fund                      0.90

(1) Effective January 1, 2006 for Risk-Managed Core Fund and effective February 1, 2006 for Contrarian Fund, Mid Cap Value Fund, and Worldwide Fund, each Fund's investment advisory fee rate changed from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index. In addition, effective December 1, 2007 for International Equity Fund and effective December 1, 2008 for Global Research Fund and Global Real Estate Fund, each Fund has a performance-based investment advisory fee with a fee rate subject to an upward or downward adjustment, based upon each Fund's performance relative to its benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until December 1, 2008, with the exception of Global Research Fund and Global Real Estate Fund, which will be in effect until December 1, 2009.
(2) Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.

   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended July
   31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.

                                      2007                            2006                              2005
                            ------------------------       --------------------------       -----------------------------
Fund Name                   Advisory Fees   Waivers        Advisory Fees     Waivers        Advisory Fees       Waivers
-------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund       $ 1,068,037    $167,058        $ 1,234,809      $217,449        $1,715,414        $148,918
 Forty Fund                  $15,684,965    $434,641        $10,132,729      $288,516        $7,068,176        $ 12,802
 Orion Fund                  $    24,344    $ 24,344(1)     $     7,348      $  7,348(1)            N/A             N/A
 Mid Cap Growth Fund         $   684,983    $180,960        $   657,084      $234,715        $  653,864        $150,521
 Small-Mid Growth Fund       $    21,281    $ 21,281(1)     $    10,467      $ 10,467(1)            N/A             N/A
 Growth and Income Fund      $ 1,738,555          --        $ 1,650,202            --        $1,412,475              --
 Fundamental Equity Fund     $   493,069    $122,361        $   345,456      $159,593        $  248,851        $136,264
 Contrarian Fund             $   347,722    $ 75,850        $    19,588      $ 19,588(1)            N/A             N/A
 Balanced Fund               $ 3,004,302    $123,429        $ 3,130,701      $228,416        $3,741,111        $101,608
RISK-MANAGED
 Risk-Managed Growth Fund    $ 5,897,087          --        $   984,578      $ 68,940        $  325,525        $113,628
 Risk-Managed Core Fund      $   695,232    $ 12,744        $   264,681      $172,466        $   80,362        $ 80,362(1)
 Risk-Managed Value Fund     $   164,724    $159,469        $    44,801(2)   $ 44,801(1)(2)         N/A             N/A
 Risk-Managed
   International Fund        $    13,494(3) $ 13,494(1)(3)          N/A           N/A               N/A             N/A
VALUE
 Mid Cap Value Fund          $ 2,820,570          --        $ 1,238,804      $289,866        $  286,884        $113,990
 Small Company Value Fund    $   254,699    $105,060        $   188,824      $ 72,458        $  144,379        $ 72,663
INTERNATIONAL & GLOBAL
 Worldwide Fund              $   885,197    $189,331(4)     $ 1,980,411      $112,187        $3,519,279        $ 14,207
 International Equity Fund   $    40,602(5) $ 40,602(1)(5)          N/A           N/A               N/A             N/A
 International Growth Fund   $ 7,022,049    $  4,021        $ 3,008,452      $  8,709        $1,906,536        $ 51,612
 Global Research Fund(6)             N/A         N/A                N/A           N/A               N/A             N/A
ALTERNATIVE
 Long/Short Fund             $   631,885    $118,129                N/A           N/A               N/A             N/A
 Global Real Estate
   Fund(6)                           N/A         N/A                N/A           N/A               N/A             N/A
BOND
 Flexible Bond Fund          $   227,803    $158,265        $   255,173      $212,913        $  343,059        $134,069
 Floating Rate High Income
   Fund                      $    10,712(7) $ 10,712(1)(7)          N/A           N/A               N/A             N/A
 High-Yield Fund             $    20,328    $ 20,328(1)     $    16,939      $ 16,939(1)            N/A             N/A

(1) Fee waiver by Janus Capital exceeded the advisory fee.
(2) December 30, 2005 (effective date) to July 31, 2006.
(3) May 2, 2007 (effective date) to July 31, 2007.
(4) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as through there had been no waiver of the base management fee, was less than the performance of the Fund's primary benchmark index performance for the period (reduced for certain percentages of underperformance).
(5) November 28, 2006 (effective date) to July 31, 2007.

(6) As of the date of this SAI, no Advisory Fees were paid by the Fund because the Fund is new.
(7) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

SUBADVISERS

   Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, and Mid Cap Value Fund.

ENHANCED INVESTMENT TECHNOLOGIES, LLC

   Janus Capital has entered into Sub-Advisory Agreements with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Risk-Managed International Fund.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 86.5% of the outstanding voting shares of INTECH.

   Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Growth Fund, Risk-Managed Core Fund, and Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

   The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO RISK-MANAGED CORE FUND
   Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index. Janus Capital, and not Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.

   On December 29, 2005, shareholders of Risk-Managed Core Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduces a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index. Under the Amended Sub-Advisory Agreement, the subadvisory fee rate paid by Janus Capital to INTECH consists of two components: (i) a base fee calculated and accrued daily and payable monthly equal to 0.26% of the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) half of any performance fee adjustment paid to Janus Capital by the Fund ("Performance Adjustment") pursuant to the Investment Advisory Agreement between Janus Capital and the Trust, on behalf of the Fund as approved by shareholders on December 29, 2005. No Performance Adjustment was paid to INTECH until the Amended Subadvisory Agreement had been in effect for 12 months (which was January 1, 2007).

   The Base Fee rate is the same as the current annual fixed-rate fee paid by Janus Capital to INTECH under its Sub-Advisory Agreement in effect during the most recent fiscal year. The Performance Adjustment is calculated monthly and may result in an increase or decrease in the subadvisory fee rate paid by Janus Capital to INTECH, depending upon the investment performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index over the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets over the performance measurement period for the Performance Adjustment).

   The Amended Subadvisory Agreement and the new fee schedule became effective on January 1, 2006. For the first 12 months after the effective date, only the Base Fee rate applies. When the Amended Subadvisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the Amended Subadvisory Agreement took effect and the Performance Adjustment will be calculated for that performance measurement period. Once the Fund has 36 months of performance history from the effective date, the Performance Adjustment is calculated using a rolling 36-month period.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

   Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

   Under the Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee Janus Capital receives from the Fund (calculated after any fee waivers and expense reimbursements).

   The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.

   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing, and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Sub-Advisory Agreement with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Sub-Advisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   PERFORMANCE-BASED SUB-ADVISORY FEE

   APPLIES TO MID CAP VALUE FUND
   As a result of shareholder approval of Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).

   Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2007.

    Fund Name                                              Subadviser   Contractual Rate (%)
    ----------------------------------------------------------------------------------------
    Risk-Managed Growth Fund                                INTECH              0.26
    Risk-Managed Core Fund                                  INTECH              0.26
    Risk-Managed Value Fund                                 INTECH              0.26
    Risk-Managed International Fund                         INTECH              0.26
    Mid Cap Value Fund                                      Perkins             0.32(1)

   (1) Net of fee reimbursement.

   The Risk-Managed Funds pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. With respect to Risk-Managed Value Fund and Risk-Managed International Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital.

   During the fiscal year ended July 31, 2007, Mid Cap Value Fund paid subadvisory fees to Perkins of $1,410,285.

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management, and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds

   (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

   Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit the execution of a short sale by Long/Short Fund when another fund or account managed by Long/Short Fund's investment personnel hold the security long. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Long/Short Fund and other Janus funds and accounts.

   The officers and Trustees of the funds may also serve as officers and Trustees of the Janus Smart Portfolios. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Smart Portfolios and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

   INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Risk-Managed International Fund, generates daily trades for all of its clients, including the Risk-Managed Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts;
   (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   PERKINS CODE OF ETHICS
   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, under certain circumstances, individuals are permitted to make personal securities transactions, including the sale of securities that may be purchased or held by the funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the funds and to avoid serving their own personal interests ahead of the funds' and their shareholders'.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institu-tional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, ISS Social Proxy Voting Guidelines, or ISS Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations").

   INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

   - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("ISS-BK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

   - Union, and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley ("ISS-TH") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS in conjunction with the AFL-CIO with a worker-owner view of long-term corporate value.

   - Public Fund clients in accordance with ISS Public Fund ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting.

   - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social ("ISS-SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and good corporate governance along with the ethical behavior of corporations and the social and environmental impact of their actions. The ISS Catholic Proxy Voting Guidelines ("ISS-CATHOLIC") are also available to clients upon request.

   Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at www.issproxy.com/policy/2007policy.jsp. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.

   JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.

   VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS-BK Proxy Voting Guidelines.

   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

   - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

   - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

   - Any attempts to influence the proxy voting process shall be reported immediately to INTECH's Chief Compliance Officer.

   - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to INTECH's Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

   REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, and ISS-CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

   GENERAL CORPORATE ISSUES
   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years or periods ended July 31, the total amounts paid by Class R Shares and Class S Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for administrative services are summarized below:

                                               Administrative   Administrative     Administrative
                                                  Services         Services           Services
                                                    Fees             Fees               Fees
Fund Name                                      July 31, 2007     July 31, 2006    July 31, 2005(1)
--------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class R Shares                               $       34       $       29         $       22
    Class S Shares                               $  407,145       $  475,965         $  664,254
  Forty Fund
    Class R Shares                               $   31,829       $    5,324         $       23
    Class S Shares                               $4,917,081       $3,316,392         $2,697,562
  Orion Fund
    Class R Shares                               $    1,471       $      667                N/A
    Class S Shares                               $    1,426       $      710                N/A
  Mid Cap Growth Fund
    Class R Shares                               $    2,182       $      121         $       23
    Class S Shares                               $  242,890       $  245,545         $  249,346
  Small-Mid Growth Fund
    Class R Shares                               $    1,071       $      701                N/A
    Class S Shares                               $      969       $      793                N/A
  Growth and Income Fund
    Class R Shares                               $    7,897       $    1,652         $       23
    Class S Shares                               $  664,861       $  637,567         $  544,278
  Fundamental Equity Fund
    Class R Shares                               $      220       $       65         $       22
    Class S Shares                               $  167,728       $  116,731         $   82,009
  Contrarian Fund
    Class R Shares                               $    1,520       $      674                N/A
    Class S Shares                               $   12,353       $      901                N/A
  Balanced Fund
    Class R Shares                               $      110       $       58         $       21
    Class S Shares                               $1,312,066       $1,377,148         $1,652,426
RISK-MANAGED
  Risk-Managed Growth Fund
    Class R Shares                               $       55       $       34         $       22
    Class S Shares                               $  378,840       $  242,896         $  141,530
  Risk-Managed Core Fund
    Class R Shares                               $      447       $       30         $       23
    Class S Shares                               $   88,143       $   30,923         $   22,428
  Risk-Managed Value Fund
    Class R Shares                               $      809       $      374(2)             N/A
    Class S Shares                               $      736       $      375(2)             N/A
  Risk-Managed International Fund
    Class S Shares                               $    1,551(3)           N/A                N/A

                                               Administrative   Administrative     Administrative
                                                  Services         Services           Services
                                                    Fees             Fees               Fees
Fund Name                                      July 31, 2007     July 31, 2006    July 31, 2005(1)
--------------------------------------------------------------------------------------------------
VALUE
  Mid Cap Value Fund
    Class R Shares                               $    6,587       $    2,576         $      912
    Class S Shares                               $  239,348       $  143,688         $   87,117
  Small Company Value Fund
    Class R Shares                               $   11,558       $    7,294         $       29
    Class S Shares                               $   67,741       $   53,807         $   47,439
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class R Shares                               $      147       $       29         $       22
    Class S Shares                               $  360,833       $  823,089         $1,464,242
  International Equity Fund
    Class R Shares                               $      931(4)           N/A                N/A
    Class S Shares                               $      952(4)           N/A                N/A
  International Growth Fund
    Class R Shares                               $   18,461       $      457         $       24
    Class S Shares                               $2,312,338       $1,115,066         $  739,374
  Global Research Fund(5)
    Class S Shares                                      N/A              N/A                N/A
ALTERNATIVE
  Long/Short Fund
    Class R Shares                               $    2,855              N/A                N/A
    Class S Shares                               $   17,162              N/A                N/A
  Global Real Estate Fund(5)
    Class S Shares                                      N/A              N/A                N/A
BOND
  Flexible Bond Fund
    Class R Shares                               $      236       $       26         $       21
    Class S Shares                               $   99,753       $  114,886         $  151,799
  Floating Rate High Income Fund
    Class S Shares                               $    1,042(6)           N/A                N/A
  High-Yield Fund
    Class R Shares                               $    1,713       $    1,566                N/A
    Class S Shares                               $    1,720       $    1,602                N/A

(1) September 30, 2004 (class inception) to July 31, 2005 for Class R Shares.
(2) December 30, 2005 (effective date) to July 31, 2006.
(3) May 2, 2007 (effective date) to July 31, 2007.
(4) November 28, 2006 (effective date) to July 31, 2007.
(5) As of the date of this SAI, Janus Services did not receive any administrative services fees from Class S Shares of the Fund because the Fund is new.
(6) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
Note: Certain Funds do not offer Class R Shares.

   Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Fund, except for Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

   For the fiscal year ended July 31, 2007, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
GROWTH & CORE
  Forty Fund                                                    $4,854        $7,612,334
  Growth and Income Fund                                        $   10        $   10,782
  Fundamental Equity Fund                                       $  515        $  277,963
  Balanced Fund                                                 $  110        $  386,581
INTERNATIONAL & GLOBAL
  Worldwide Fund                                                $    6        $   20,571

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending July 31 of each year shown.

Fund Name                                                  2007          2006         2005
--------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund                                 $  101,201    $  295,551    $406,850
  Forty Fund                                            $1,405,178    $1,109,835    $593,183
  Orion Fund                                            $    5,637    $    1,800         N/A
  Mid Cap Growth Fund                                   $  168,509    $   77,851    $ 74,777
  Small-Mid Growth Fund                                 $   22,764    $   12,678         N/A
  Growth and Income Fund                                $  302,999    $  188,273    $231,944
  Fundamental Equity Fund                               $   96,930    $   60,892    $ 58,838
  Contrarian Fund                                       $  212,924    $   10,867         N/A
  Balanced Fund                                         $  205,602    $  196,041    $479,103
RISK-MANAGED
  Risk-Managed Growth Fund                              $1,609,247    $  287,314    $ 76,732
  Risk-Managed Core Fund                                $  172,434    $   75,747    $ 16,261
  Risk-Managed Value Fund                               $   31,632    $   13,677(1)      N/A
  Risk-Managed International Fund                       $    8,646(2)        N/A         N/A
VALUE
  Mid Cap Value Fund                                    $  848,508    $  394,543    $110,358
  Small Company Value Fund                              $   83,647    $   32,446    $ 21,304
INTERNATIONAL & GLOBAL
  Worldwide Fund                                        $  136,562    $  857,264    $844,888
  International Equity Fund                             $   45,528(3)        N/A         N/A
  International Growth Fund                             $2,680,671    $1,368,222    $647,748
  Global Research Fund(4)                                      N/A           N/A         N/A
ALTERNATIVE
  Long/Short Fund                                       $  598,453           N/A         N/A
  Global Real Estate Fund(4)                                   N/A           N/A         N/A
BOND
  Flexible Bond Fund                                            --    $       50    $    400
  Floating Rate High Income Fund                                --(5)        N/A         N/A
  High-Yield Fund                                       $       70    $       70         N/A

(1) December 30, 2005 (effective date) to July 31, 2006.
(2) May 2, 2007 (effective date) to July 31, 2007.
(3) November 28, 2006 (effective date) to July 31, 2007.
(4) As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.
(5) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

   Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

   As of July 31, 2007, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund       JP Morgan Chase & Co.                                     $  4,980,391
                              Merrill Lynch & Company, Inc.                             $  1,922,151
                              UBS A.G.                                                  $  3,465,838
  Forty Fund                  Goldman Sachs Group, Inc.                                 $113,702,740
                              Merrill Lynch & Company, Inc.                             $ 80,376,408
  Orion Fund                  Goldman Sachs Group, Inc.                                 $     76,278
                              UBS A.G.                                                  $    107,346
  Growth and Income Fund      Citigroup, Inc.                                           $  4,384,100
                              Goldman Sachs Group, Inc.                                 $  2,132,627
                              JP Morgan Chase & Co.                                     $  3,746,351
                              Merrill Lynch & Company, Inc.                             $  4,844,241
                              Morgan Stanley Co.                                        $  6,916,940
                              UBS A.G.                                                  $  2,411,240
  Fundamental Equity Fund     Citigroup, Inc.                                           $  2,474,776
                              JP Morgan Chase & Co.                                     $  2,883,975
                              Merrill Lynch & Company, Inc.                             $  2,487,926
  Contrarian Fund             Merrill Lynch & Company, Inc.                             $  1,592,332
  Balanced Fund               JP Morgan Chase & Co.                                     $ 12,641,433
                              Merrill Lynch & Company, Inc.                             $ 10,823,554
                              UBS A.G.                                                  $  4,371,457
RISK-MANAGED
  Risk-Managed Growth Fund    Goldman Sachs Group, Inc.                                 $ 11,695,914
                              Merrill Lynch & Company, Inc.                             $  1,632,400
                              Morgan Stanley Co.                                        $  1,896,939
  Risk-Managed Core Fund      Citigroup, Inc.                                           $  1,196,849
                              Goldman Sachs Group, Inc.                                 $  2,316,582
                              JP Morgan Chase & Co.                                     $    734,967
                              Merrill Lynch & Company, Inc.                             $    133,560
                              Morgan Stanley Co.                                        $    427,929
  Risk-Managed Value Fund     Banc of America Corp.                                     $  1,479,503
                              Citigroup, Inc.                                           $  1,350,530
                              Goldman Sachs Group, Inc.                                 $    546,186
                              JP Morgan Chase & Co.                                     $    889,002
                              Merrill Lynch & Company, Inc.                             $    341,320
                              Morgan Stanley Co.                                        $    274,641
INTERNATIONAL & GLOBAL
  Worldwide Fund              Citigroup, Inc.                                           $  1,673,726
                              JP Morgan Chase & Co.                                     $  3,741,862
                              UBS A.G.                                                  $  2,154,638
  International Equity Fund   UBS A.G.                                                  $    444,586

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
ALTERNATIVE
  Long/Short Fund             UBS A.G.                                                  $  1,596,755

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Patrick Brophy        Executive Vice          11/07-Present  Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts. Formerly, Principal at THK
 Denver, CO 80206      Portfolio Manager                      Associates, Inc. (market economics
 DOB: 1965             Janus Adviser Global                   and land planning firm)(1990-2005)
                       Real Estate Fund
--------------------------------------------------------------------------------------------------
 Jonathan D. Coleman   Executive Vice          11/07-Present  Co-Chief Investment Officer and
 151 Detroit Street    President and                          Executive Vice President of Janus
 Denver, CO 80206      Co-Portfolio Manager                   Capital, and Portfolio Manager for
 DOB: 1971             Janus Adviser Large                    other Janus accounts. Formerly,
                       Cap Growth Fund                        Portfolio Manager (2002-2007) for
                                                              Janus Adviser Mid Cap Growth Fund
                                                              and Vice President (1998-2006) of
                                                              Janus Capital.
--------------------------------------------------------------------------------------------------
 David C. Decker       Executive Vice          6/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 DOB: 1966             Janus Adviser
                       Contrarian Fund

                       Executive Vice          8/06-Present
                       President and
                       Co-Portfolio Manager
                       Janus Adviser
                       Long/Short
                       Fund
--------------------------------------------------------------------------------------------------
 Brian Demain          Executive Vice          11/07-Present  Formerly, Assistant Portfolio
 151 Detroit Street    President and                          Manager (2004-2007) of Janus Adviser
 Denver, CO 80206      Portfolio Manager                      Mid Cap Growth Fund and Analyst
 DOB: 1977             Janus Adviser Mid Cap                  (1999-2007) for Janus Capital.
                       Growth Fund
--------------------------------------------------------------------------------------------------
 John Eisinger         Executive Vice          1/08-Present   Portfolio Manager for other Janus
 151 Detroit Street    President                              accounts. Formerly, Research Analyst
 Denver, CO 80206      and Portfolio Manager                  (2003-2007) for Janus Capital and
 DOB: 1977             Janus Adviser Orion                    Equity Analyst (2002-2003) for
                       Fund                                   Palantir Partners LP.
--------------------------------------------------------------------------------------------------
 James P. Goff         Executive Vice          11/07-Present  Vice President and Director of
 151 Detroit Street    President                              Research of Janus Capital.
 Denver, CO 80206      Janus Adviser Global
 DOB: 1964             Research Fund

                       Executive Vice          11/07-Present
                       President
                       Janus Adviser
                       Fundamental Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Jason Groom           Executive Vice          5/07-Present   Fixed-Income Analyst for Janus
 151 Detroit Street    President and                          Capital and Portfolio Manager for
 Denver, CO 80206      Portfolio Manager                      other Janus account. Formerly,
 DOB: 1969             Janus Adviser Floating                 Analyst for ING Investments
                       Rate High Income Fund                  (1998-2004).
--------------------------------------------------------------------------------------------------
 Jakob V. Holm         Executive Vice          7/05-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts.
 Denver, CO 80206      Portfolio Manager
 DOB: 1971             Janus Adviser Small
                       Company Value Fund
--------------------------------------------------------------------------------------------------
 Brent A. Lynn         Executive Vice          1/01-Present   Vice President of Janus Capital.
 151 Detroit Street    President and
 Denver, CO 80206      Portfolio Manager
 DOB: 1964             Janus Adviser
                       International Growth
                       Fund
--------------------------------------------------------------------------------------------------
 Chad Meade            Executive Vice          7/06-Present   Research Analyst of Janus Capital.
 151 Detroit Street    President and                          Formerly, Analyst for Goldman Sachs'
 Denver, CO 80206      Co-Portfolio Manager                   global investment research team.
 DOB: 1977             Janus Adviser
                       Small-Mid Growth Fund
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Julian Pick           Executive Vice          11/06-Present  Vice President and Research Analyst
 151 Detroit Street    President and                          of Janus Capital. Formerly, Director
 Denver, CO 80206      Co-Portfolio Manager                   of Global Equities for Deutsche
 DOB: 1962             Janus Adviser                          Asset Management (London)
                       International Equity                   (2001-2003) and Analyst (1995-2001)
                       Fund                                   for Janus Capital.
--------------------------------------------------------------------------------------------------
 Marc Pinto            Executive Vice          5/05-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Adviser Balanced
                       Fund

                       Executive Vice          11/07-Present
                       President and
                       Portfolio Manager
                       Janus Adviser Growth
                       and Income Fund
--------------------------------------------------------------------------------------------------
 Daniel Riff           Executive Vice          11/07-Present  Formerly, Analyst (2003-2007) for
 151 Detroit Street    President and                          Janus Capital and Senior Manager at
 Denver, CO 80206      Co-Portfolio Manager                   a variety of firms including
 DOB: 1972             Janus Adviser Large                    Kleiser-Walczak, Mindbranch, and Ai
                       Cap Growth Fund                        Squared (1998-2002).

                       Co-Portfolio Manager    8/06-Present
                       Janus Adviser
                       Long/Short Fund
--------------------------------------------------------------------------------------------------
 Ron Sachs             Executive Vice          1/08-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts. Formerly, Portfolio
 DOB: 1967             Janus Adviser Forty                    Manager (2000-2007) for Janus
                       Fund                                   Adviser Orion Fund and Portfolio
                                                              Manager (2005-2006) for Janus
                                                              Adviser Small-Mid Growth Fund.
--------------------------------------------------------------------------------------------------
 Laurent Saltiel       Executive Vice          11/06-Present  Vice President and Research Analyst
 151 Detroit Street    President and                          of Janus Capital.
 Denver, CO 80206      Co-Portfolio Manager
 DOB: 1969             Janus Adviser
                       International Equity
                       Fund
--------------------------------------------------------------------------------------------------
 Brian A. Schaub       Executive Vice          7/06-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst of
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1978             Janus Adviser
                       Small-Mid Growth Fund
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel**  Executive Vice          4/00-12/07     Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 DOB: 1958             Janus Adviser Forty
                       Fund
--------------------------------------------------------------------------------------------------
 Gibson Smith          Executive Vice          5/05-Present   Co-Chief Investment Officer and
 151 Detroit Street    President and                          Executive Vice President of Janus
 Denver, CO 80206      Co-Portfolio Manager                   Capital; Executive Vice President of
 DOB: 1968             Janus Adviser Balanced                 Janus Distributors LLC and Janus
                       Fund                                   Services LLC; and Portfolio Manager
                                                              for other Janus accounts. Formerly,
                       Executive Vice          5/07-Present   Vice President (2003- 2006) of Janus
                       President and                          Capital; and Analyst (2001-2003) for
                       Co-Portfolio Manager                   Janus Capital Corporation.
                       Janus Adviser Flexible
                       Bond Fund

                       Executive Vice          6/05-Present
                       President and
                       Portfolio Manager
                       Janus Adviser
                       High-Yield
                       Fund
--------------------------------------------------------------------------------------------------

 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Mr. Schoelzel has announced his intention to resign effective January 1, 2008.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Darrell Watters       Executive Vice          5/07-Present   Vice President and Research Analyst
 151 Detroit Street    President and                          of Janus Capital and Portfolio
 Denver, CO 80206      Co-Portfolio Manager                   Manager for other Janus accounts.
 DOB: 1963             Janus Adviser Flexible
                       Bond Fund
--------------------------------------------------------------------------------------------------
 Jason P. Yee          Executive Vice          7/04-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Portfolio Manager                      accounts.
 DOB: 1969             Janus Adviser
                       Worldwide Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)               4
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


--------------------------------------------------------------------------------------
                                                         AGGREGATE DOLLAR RANGE OF
                                                         EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY TRUSTEE
 NAME OF TRUSTEE          SECURITIES IN THE FUNDS        IN JANUS FUNDS
--------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------
 Dennis B. Mullen         None                           Over $100,000
--------------------------------------------------------------------------------------
 Jerome S. Contro         None                           Over $100,000
--------------------------------------------------------------------------------------
 William F. McCalpin      None                           Over $100,000
--------------------------------------------------------------------------------------
 John W. McCarter, Jr.    None                           Over $100,000
--------------------------------------------------------------------------------------
 James T. Rothe           None                           Over $100,000
--------------------------------------------------------------------------------------
 William D. Stewart       None                           Over $100,000
--------------------------------------------------------------------------------------
 Martin H. Waldinger      None                           Over $100,000
--------------------------------------------------------------------------------------
 Linda S. Wolf            None                           Over $100,000
--------------------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $30,504                     $442,409
  Jerome S. Contro, Trustee                                $21,850                     $302,000
  William F. McCalpin, Trustee                             $20,798                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $21,076                     $306,500
  James T. Rothe, Trustee                                  $20,797                     $309,000
  William D. Stewart, Trustee                              $22,917                     $315,000
  Martin H. Waldinger, Trustee                             $19,475                     $299,000
  Linda S. Wolf, Trustee                                   $21,382                     $298,000

(1) Since Risk-Managed International Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $21; Jerome S. Contro $15; William F. McCalpin $15; John W. McCarter, Jr. $16; James T. Rothe $15; William D. Stewart $15; Martin H. Waldinger $15; and Linda S. Wolf $15.

    Since International Equity Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $170; Jerome S. Contro $118; William F. McCalpin $122; John W. McCarter, Jr. $127; James T. Rothe $122; William D. Stewart $122; Martin H. Waldinger $122; and Linda S. Wolf $118.

    Since Floating Rate High Income Fund had not commenced operations as of July 31, 2007, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $21; Jerome S. Contro $15; William F. McCalpin $15; John W. McCarter, Jr. $16; James T. Rothe $15; William D. Stewart $15; Martin H. Waldinger $15; and Linda S. Wolf $15.



    Since Global Research Fund is new, no fees were paid during the fiscal year ended July 31, 2007. The aggregate compensation paid by the Fund is estimated for the period ending July 31, 2008 and for its first full fiscal year, August 1, 2008 through July 31, 2009 as follows: Dennis B. Mullen $97; Jerome S. Contro $68; William F. McCalpin $70; John W. McCarter, Jr. $73; James T. Rothe $70; William D. Stewart $70; Martin H. Waldinger $70; and Linda S. Wolf $68.

    Since Global Real Estate Fund is new, no fees were paid during the fiscal year ended July 31, 2007. The aggregate compensation paid by the Fund is estimated for the period ending July 31, 2008 and for its first full fiscal year, August 1, 2008 through July 31, 2009 as follows: Dennis B. Mullen $97; Jerome S. Contro $28; William F. McCalpin $29; John W. McCarter, Jr. $30; James T. Rothe $29; William D. Stewart $29; Martin H. Waldinger $29; and Linda S. Wolf $28.


(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.

(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

JANUS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2007 and does not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                               Other Registered   Other Pooled
                                                                  Investment       Investment       Other
                                                                  Companies         Vehicles       Accounts
    ---------------------------------------------------------------------------------------------------------
    Patrick Brophy         Number of Other Accounts Managed                  2           None               2
                           Assets in Other Accounts Managed    $   213,294,389           None    $  6,616,514
    Jonathan Coleman(1)    Number of Other Accounts Managed                  3              1               2
                           Assets in Other Accounts Managed    $ 2,844,961,531    $46,720,763    $  1,491,907
    David Decker           Number of Other Accounts Managed                  3(4)        None               5
                           Assets in Other Accounts Managed    $ 8,279,591,662           None    $ 56,949,611
    Brian Demain(1)        Number of Other Accounts Managed               None           None            None
                           Assets in Other Accounts Managed               None           None            None
    John Eisinger(2)       Number of Other Accounts Managed               None           None            None
                           Assets in Other Accounts Managed               None           None            None
    James P. Goff(3)       Number of Other Accounts Managed                  5(5)        None               2
                           Assets in Other Accounts Managed    $ 4,776,058,191           None    $ 12,973,141
    Jason Groom            Number of Other Accounts Managed                  2           None            None
                           Assets in Other Accounts Managed    $   217,673,406           None            None
    Jakob V. Holm          Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $    20,764,727           None            None
    Daniel Kozlowski       Number of Other Accounts Managed               None           None            None
                           Assets in Other Accounts Managed               None           None            None
    Brent A. Lynn          Number of Other Accounts Managed                  2           None            None
                           Assets in Other Accounts Managed    $11,720,045,698           None            None
    Chad Meade             Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $   115,093,166           None            None
    Julian Pick            Number of Other Accounts Managed               None              1            None
                           Assets in Other Accounts Managed               None    $77,361,301            None
    Marc Pinto(3)          Number of Other Accounts Managed                  5              2              31(7)
                           Assets in Other Accounts Managed    $ 2,687,405,011    $18,500,281    $522,466,574
    Daniel Riff(1)         Number of Other Accounts Managed               None           None            None
                           Assets in Other Accounts Managed               None           None            None
    Ron Sachs(2)           Number of Other Accounts Managed                  4           None               1(8)
                           Assets in Other Accounts Managed    $ 4,408,800,150           None    $257,710,728
    Laurent Saltiel        Number of Other Accounts Managed               None              1            None
                           Assets in Other Accounts Managed               None    $77,361,301            None
    Brian A. Schaub        Number of Other Accounts Managed                  1           None            None
                           Assets in Other Accounts Managed    $   115,093,166           None            None
    Scott W. Schoelzel(2)  Number of Other Accounts Managed                 15              1              11
                           Assets in Other Accounts Managed    $13,965,881,945    $44,833,380    $677,736,646
    Gibson Smith           Number of Other Accounts Managed                 11           None               7
                           Assets in Other Accounts Managed    $ 6,153,282,923           None    $973,319,230
    Darrell Watters        Number of Other Accounts Managed                  6           None            None
                           Assets in Other Accounts Managed    $ 1,790,871,631           None            None
    Jason P. Yee           Number of Other Accounts Managed                  5(6)        None               1
                           Assets in Other Accounts Managed    $ 6,058,628,653           None    $ 30,788,577

(1) Effective November 1, 2007, Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff assumed responsibility for the day-to-day management of Janus Adviser Large Cap Growth Fund. In addition, Portfolio Manager Brian Demain assumed responsibility for the day-to-day management of Janus Adviser Mid Cap Growth Fund. Refer to the Funds' prospectus for more information.
(2) Mr. Schoelzel has announced his intention to resign effective January 1, 2008. Effective January 1, 2008, Portfolio Manager John Eisinger and Portfolio Manager Ron Sachs assumed responsibility for the day-to-day management of Janus Adviser Orion Fund and Janus Adviser Forty Fund, respectively. Refer to the Funds' prospectus for more information.
(3) Effective November 7, 2007, Director of Research James P. Goff and Portfolio Manager Marc Pinto assumed responsibility for the day-to-day management of Janus Adviser Fundamental Equity Fund and Janus Adviser Growth and Income Fund, respectively. Refer to the Funds' prospectus for more information.
(4) One of the accounts included in the total, consisting of $ 7,546,821,840 of the total assets, has a performance-based advisory fee.
(5) Two of the accounts included in the total, consisting of $ 4,677,600,082 of the total assets, have performance-based advisory fees.
(6) Two of the accounts included in the total, consisting of $ 5,919,413,344 of the total assets, have performance-based advisory fees.
(7) One of the accounts included in the total, consisting of $ 234,779,078 of the total assets, has a performance-based advisory fee.

(8) The account has a performance-based advisory fee.


   MATERIAL CONFLICTS

   As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   Janus Capital is the adviser to the Funds and the Janus Smart Portfolios, a series of "funds of funds," which invest in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Smart Portfolios and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Janus Smart Portfolios among such Funds. In addition, the Janus Smart Portfolios' portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios.

   COMPENSATION INFORMATION

   The following describes the structure and method of calculating a portfolio manager's compensation as of July 31, 2007.

   Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.


   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts;
   (iii) contributions to the sales process; and (iv) client relationships.

   ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

   CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

   Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

   ADDITIONAL COMPENSATION INFORMATION


   The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of July 31, 2007.


   Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

   FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

   VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
   (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

   Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

   Each Fund's Lipper peer group for compensation purposes is shown in the following table:

    Fund Name                               Lipper Peer Group
    ----------------------------------------------------------------------------
    GROWTH & CORE
      Large Cap Growth Fund                 Large-Cap Growth Funds
      Forty Fund                            Large-Cap Growth Funds
      Orion Fund                            Mid-Cap Growth Funds
      Mid Cap Growth Fund                   Mid-Cap Growth Funds
      Small-Mid Growth Fund                 Small-Cap Growth Funds
      Growth and Income Fund                Large-Cap Core Funds
      Fundamental Equity Fund               Large-Cap Core Funds
      Contrarian Fund                       Multi-Cap Core Funds
      Balanced Fund                         Mixed-Asset Target Allocation Growth
                                             Funds
    VALUE
      Small Company Value Fund              Small-Cap Core Funds
    INTERNATIONAL & GLOBAL
      Worldwide Fund                        Global Funds
      International Equity Fund             International Funds
      International Growth Fund             International Funds
      Global Research Fund                  Multi-Cap Growth Funds
    ALTERNATIVE
      Long/Short Fund                       Long/Short Equity Funds
      Global Real Estate Fund               Real Estate Funds
    BOND
      Flexible Bond Fund                    Intermediate Investment Grade Debt
                                             Funds
      Floating Rate High Income Fund        Loan Participation Funds
      High-Yield Fund                       High Current Yield Funds

INTECH INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the investment personnel as of July 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                      Other Registered    Other Pooled
                                                         Investment        Investment
                                                        Companies(1)        Vehicles       Other Accounts(2)
------------------------------------------------------------------------------------------------------------
Robert Fernholz  Number of Other Accounts Managed                   5                 33                363
                 Assets in Other Accounts Managed      $2,815,125,090    $10,996,351,959    $47,622,284,730
David E. Hurley  Number of Other Accounts Managed                   5                 33                363
                 Assets in Other Accounts Managed      $2,815,125,090    $10,996,351,959    $47,622,284,730
Cary Maguire     Number of Other Accounts Managed                   5                 33                363
                 Assets in Other Accounts Managed      $2,815,125,090    $10,996,351,959    $47,622,284,730
Joseph Runnels   Number of Other Accounts Managed                   5                 33                363
                 Assets in Other Accounts Managed      $2,815,125,090    $10,996,351,959    $47,622,284,730

(1) Two of the accounts included in the totals, consisting of $542,483,107 of the total assets in the category, have performance-based advisory fees.
(2) Forty-five of the accounts included in the totals, consisting of $9,839,287,524 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, the Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, and Risk-Managed International Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of July 31, 2007.

   For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

   The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

   OTHER ACCOUNTS MANAGED

   The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                     Other Registered    Other Pooled
                                                        Investment        Investment
                                                       Companies(1)        Vehicles      Other Accounts
-------------------------------------------------------------------------------------------------------
Jeffrey Kautz   Number of Other Accounts Managed                   4         None                    21
                Assets in Other Accounts Managed      $7,105,831,077         None        $1,360,842,459
Thomas Perkins  Number of Other Accounts Managed                   4         None                    48
                Assets in Other Accounts Managed      $7,105,831,077         None        $1,418,391,789

(1) Two of the accounts included in the total, consisting of $6,615,634,687 of the total assets in the category, have performance-based advisory fees.

   MATERIAL CONFLICTS

   As shown in the table above, Mid Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

   COMPENSATION INFORMATION

   As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

   For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

   The portfolio managers, as part of their ownership in Perkins and its affiliate(s), also receive compensation by virtue of their ownership interests in Perkins and its affiliate(s). Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES

   The portfolio managers and/or investment personnel cannot directly own Shares of the Funds without investing through a broker-dealer or other financial intermediary. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Funds which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of July 31, 2007.



--------------------------------------------------------------------------------------------------
INVESTMENT           DOLLAR RANGE OF EQUITY                     AGGREGATE DOLLAR RANGE OF EQUITY
PERSONNEL            SECURITIES IN THE FUND(S) MANAGED          SECURITIES IN JANUS FUNDS
--------------------------------------------------------------------------------------------------
 JANUS CAPITAL
--------------------------------------------------------------------------------------------------
 Patrick Brophy      None                                       $100,001-$500,000
--------------------------------------------------------------------------------------------------
 Jonathan D.         None                                       Over $1,000,000
 Coleman
--------------------------------------------------------------------------------------------------
 David Decker        Long/Short Fund          Over $1,000,000   Over $1,000,000
--------------------------------------------------------------------------------------------------
 Brian Demain        None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 John Eisinger       None                                       $500,001-$1,000,000
--------------------------------------------------------------------------------------------------
 James P. Goff       None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Jason Groom         Floating Rate High Income Fund  $100,001-  $100,001-$500,000
                                                     $500,000
--------------------------------------------------------------------------------------------------
 Jakob V. Holm       Small Company Value Fund  $10,001-$50,000  $100,001-$500,000
--------------------------------------------------------------------------------------------------
 Daniel Kozlowski    Long/Short Fund          Over $1,000,000   Over $1,000,000
--------------------------------------------------------------------------------------------------
 Brent A. Lynn       None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Chad Meade          None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Julian Pick         International Equity                       $500,001-$1,000,000
                     Fund  $100,001-$500,000
--------------------------------------------------------------------------------------------------
 Marc Pinto          None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Daniel Riff         Long/Short Fund       $500,001-$1,000,000  $500,001-$1,000,000
--------------------------------------------------------------------------------------------------
 Ron Sachs           None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Laurent Saltiel     International Equity                       Over $1,000,000
                     Fund $500,001-$1,000,000
--------------------------------------------------------------------------------------------------
 Brian Schaub        None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Scott W. Schoelzel  None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Gibson Smith        None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 Darrell Watters     None                                       $500,001-$1,000,000
--------------------------------------------------------------------------------------------------
 Jason P. Yee        None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 INTECH
--------------------------------------------------------------------------------------------------
 Robert Fernholz     None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------
 David E. Hurley     None                                       $1-$10,000
--------------------------------------------------------------------------------------------------
 Cary Maguire        None                                       None
--------------------------------------------------------------------------------------------------
 Joseph Runnels      None                                       $10,001-$50,000
--------------------------------------------------------------------------------------------------
 PERKINS
--------------------------------------------------------------------------------------------------
 Jeffrey Kautz       None                                       $500,001-$1,000,000
--------------------------------------------------------------------------------------------------
 Thomas Perkins      None                                       Over $1,000,000
--------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

   As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

   Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of nonvalued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

   To the extent there are any errors in a Fund's NAV calculation, Janus may, at its option, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

   A Fund's NAV may also be affected in the event that the Fund recognizes an uncertain tax position which requires the Fund to record an income tax liability in accordance with Financial Accounting Standards Board Interpretation No. 48 ("FIN 48").

PURCHASES

   Shares of the Funds can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to make additional investments in Small Company Value Fund - Class S Shares directly by calling a Janus representative. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   CLASS A SHARES
   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                          Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                            Percentage of     Percentage of Net   to Financial Intermediaries as a
                                           Offering Price*     Amount Invested      Percentage of Offering Price
   Amount of Purchase at Offering Price   -----------------   -----------------   --------------------------------
  EQUITY FUNDS
   Under $50,000                                5.75%               6.10%                       5.00%
   $50,000 but under $100,000                   4.50%               4.71%                       3.75%
   $100,000 but under $250,000                  3.50%               3.63%                       2.75%
   $250,000 but under $500,000                  2.50%               2.56%                       2.00%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.60%
   $1,000,000 and above                         None**              None                        None
  BOND FUNDS
   Under $50,000                                4.75%               4.99%                       4.25%
   $50,000 but under $100,000                   4.50%               4.71%                       4.00%
   $100,000 but under $250,000                  3.50%               3.63%                       3.00%
   $250,000 but under $500,000                  2.50%               2.56%                       2.25%
   $500,000 but under $1,000,000                2.00%               2.04%                       1.75%
   $1,000,000 and above                         None**              None                        None

 * Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

   As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

   The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares and Class C Shares for the fiscal year or period ending July 31 of each year shown (substantially all of which was paid out to financial intermediaries). The 1% maximum initial sales charge on Class C Shares was eliminated effective September 30, 2004.

                                                                   Aggregate Sales
                                                                     Commissions
                                                         ------------------------------------
Fund Name                                                  2007           2006        2005
---------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares                                       $ 12,666       $    581    $   490(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  Forty Fund
    Class A Shares                                       $430,024       $363,068    $52,649(1)
    Class C Shares                                            N/A            N/A    $    40(2)
  Orion Fund
    Class A Shares                                       $ 34,580       $  3,651        N/A
    Class C Shares                                            N/A            N/A        N/A

                                                                   Aggregate Sales
                                                                     Commissions
                                                         ------------------------------------
Fund Name                                                  2007           2006        2005
---------------------------------------------------------------------------------------------
  Mid Cap Growth Fund
    Class A Shares                                       $ 15,570       $ 35,892    $15,470(1)
    Class C Shares                                            N/A            N/A    $     1(2)
  Small-Mid Growth Fund
    Class A Shares                                       $  9,420       $ 21,162        N/A
    Class C Shares                                            N/A            N/A        N/A
  Growth and Income Fund
    Class A Shares                                       $ 26,905       $ 47,221    $ 7,213(1)
    Class C Shares                                            N/A            N/A    $   618(2)
  Fundamental Equity Fund
    Class A Shares                                       $ 14,253       $ 35,013    $ 4,179(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  Contrarian Fund
    Class A Shares                                       $739,241       $ 35,262        N/A
    Class C Shares                                            N/A            N/A        N/A
  Balanced Fund
    Class A Shares                                       $ 16,723       $ 25,091    $ 4,444(1)
    Class C Shares                                            N/A            N/A    $     1(2)
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                                       $106,751       $260,076    $54,506(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  Risk-Managed Core Fund
    Class A Shares                                       $ 93,905       $125,564    $94,119(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  Risk-Managed Value Fund
    Class A Shares                                       $  6,847       $     --(3)     N/A
    Class C Shares                                            N/A            N/A        N/A
  Risk-Managed International Fund
    Class A Shares                                       $     --(4)         N/A        N/A
VALUE
  Mid Cap Value Fund
    Class A Shares                                       $ 60,938       $180,521    $74,647(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  Small Company Value Fund
    Class A Shares                                       $  7,923       $  9,582    $    --(1)
    Class C Shares                                            N/A            N/A    $    --(2)
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                                       $ 13,664       $      5    $ 1,742(1)
    Class C Shares                                            N/A            N/A    $    --(2)
  International Equity Fund
    Class A Shares                                       $  6,465(5)         N/A        N/A
  International Growth Fund
    Class A Shares                                       $712,821       $324,387    $ 2,940(1)
    Class C Shares                                            N/A            N/A    $    --(2)

                                                                   Aggregate Sales
                                                                     Commissions
                                                         ------------------------------------
Fund Name                                                  2007           2006        2005
---------------------------------------------------------------------------------------------
  Global Research Fund(6)
    Class A Shares                                            N/A            N/A        N/A
ALTERNATIVE
  Long/Short Fund
    Class A Shares                                       $471,437            N/A        N/A
  Global Real Estate Fund(6)
    Class A Shares                                            N/A            N/A        N/A
BOND
  Flexible Bond Fund
    Class A Shares                                       $ 12,259       $ 14,402    $ 3,666(1)
    Class C Shares                                            N/A            N/A    $     9(2)
  Floating Rate High Income Fund
    Class A Shares                                       $     --(7)         N/A        N/A
  High-Yield Fund
    Class A Shares                                       $  7,647       $  4,121        N/A
    Class C Shares                                            N/A            N/A        N/A

 (1) September 30, 2004 (commencement of Class A Shares) to July 31, 2005.
 (2) August 1, 2004 to September 30, 2004.
 (3) December 30, 2005 (effective date) to July 31, 2006.
 (4) May 2, 2007 (effective date) to July 31, 2007.
 (5) November 28, 2006 (effective date) to July 31, 2007.
 (6) As of the date of this SAI, no sales commissions were paid to Janus Distributors because the Fund is new.
 (7) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

   During the fiscal year ended July 31, 2007, Janus Distributors retained the following upfront sales charge:

                                                                 Upfront
                                                                  Sales
Fund Name                                                         Charge
---------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund - Class A Shares                         $  2,075
  Forty Fund - Class A Shares                                    $ 77,177
  Orion Fund - Class A Shares                                    $  6,894
  Mid Cap Growth Fund - Class A Shares                           $  2,660
  Small-Mid Growth Fund - Class A Shares                         $  1,483
  Growth and Income Fund - Class A Shares                        $  1,801
  Fundamental Equity Fund - Class A Shares                       $  2,402
  Contrarian Fund - Class A Shares                               $112,394
  Balanced Fund - Class A Shares                                 $  3,350
RISK-MANAGED
  Risk-Managed Growth Fund - Class A Shares                      $  9,936
  Risk-Managed Core Fund - Class A Shares                        $ 16,619
  Risk-Managed Value Fund - Class A Shares                       $  1,035
VALUE
  Mid Cap Value Fund - Class A Shares                            $ 10,504
  Small Company Value Fund - Class A Shares                      $  1,437
INTERNATIONAL & GLOBAL
  Worldwide Fund - Class A Shares                                $  2,047
  International Equity Fund - Class A Shares                     $  1,293
  International Growth Fund - Class A Shares                     $112,950
ALTERNATIVE
  Long/Short Fund - Class A Shares                               $ 30,978
BOND
  Flexible Bond Fund - Class A Shares                            $  1,534
  High-Yield Fund - Class A Shares                               $    969

Note: Funds from which Janus Distributors did not receive any upfront sales charges are not listed in the table.

   CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

   Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

   COMMISSION ON CLASS C SHARES
   Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

   CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
   As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or Class S Shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

   CLASS C SHARES
   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.


   The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

   For the fiscal year ended July 31, 2007, the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
GROWTH & CORE
  Large Cap Growth Fund
    Class A Shares                 $     82         $    152     $    3,256     $   18,905         $    3,248
    Class C Shares                 $    245         $    487     $   21,814     $    4,355         $   26,403
    Class R Shares                 $      1         $  1,385     $        3     $        6         $       63
    Class S Shares                 $ 15,699         $ 19,656     $  425,122     $   63,983         $  407,145

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Forty Fund
    Class A Shares                 $ 33,144         $ 62,481     $  972,539     $1,072,983         $  944,792
    Class C Shares                 $  6,943         $ 15,418     $  430,588     $  234,225         $  814,384
    Class R Shares                 $  1,064         $ 25,885     $   64,548     $   26,803         $   63,657
    Class S Shares                 $176,433         $145,930     $5,027,781     $2,348,328         $4,917,081
  Orion Fund
    Class A Shares                 $     87         $    171     $    2,230     $    6,715         $    3,042
    Class C Shares                 $    103         $    277     $    3,077     $    7,208         $   14,329
    Class R Shares                 $     42         $    774     $    1,396     $      521         $    2,942
    Class S Shares                 $     43         $  2,755     $      451     $      471         $    1,426
  Mid Cap Growth Fund
    Class A Shares                 $    214         $    393     $   10,418     $    8,284         $    6,674
    Class C Shares                 $    532         $  1,130     $   52,259     $    9,399         $   60,705
    Class R Shares                 $     71         $  1,007     $    4,368     $    1,703         $    4,365
    Class S Shares                 $  9,204         $ 11,791     $  245,637     $   43,360         $  242,890
  Small-Mid Growth Fund
    Class A Shares                 $     78         $    155     $    1,545     $      576         $    2,237
    Class C Shares                 $     84         $    177     $    2,035     $      911         $   10,023
    Class R Shares                 $     35         $    840     $      497     $    1,297         $    2,143
    Class S Shares                 $     31         $  6,826     $      165     $      203         $      969
  Growth and Income Fund
    Class A Shares                 $    233         $    421     $    6,916     $    6,954         $    6,817
    Class C Shares                 $    890         $  1,755     $   66,172     $    9,623         $   94,160
    Class R Shares                 $    291         $  6,411     $   15,692     $    1,784         $   15,795
    Class S Shares                 $ 25,816         $ 26,574     $  642,288     $   83,311         $  664,887
  Fundamental Equity Fund
    Class A Shares                 $    133         $    247     $    3,713     $    2,126         $    3,524
    Class C Shares                 $  1,314         $  2,581     $   97,378     $    6,186         $  138,539
    Class R Shares                 $      7         $    192     $      316     $      167         $      440
    Class S Shares                 $  6,205         $ 18,423     $  169,989     $   29,777         $  167,728
  Contrarian Fund
    Class A Shares                 $  1,460         $  2,684     $   49,077     $  125,681         $   49,058
    Class C Shares                 $  1,764         $  5,600     $   29,800     $  199,511         $  254,028
    Class R Shares                 $     43         $    937     $    1,323     $      357         $    3,039
    Class S Shares                 $    344         $  8,804     $   11,170     $   30,877         $   12,353
  Balanced Fund
    Class A Shares                 $    219         $    410     $    7,752     $   36,829         $    7,658
    Class C Shares                 $  1,797         $  3,476     $  163,165     $    5,262         $  187,230
    Class R Shares                 $      3         $     85     $      157     $       19         $      220
    Class S Shares                 $ 50,733         $ 45,222     $1,340,337     $   57,068         $1,312,066
RISK-MANAGED
  Risk-Managed Growth Fund
    Class A Shares                 $  3,396         $  6,478     $  102,751     $   76,835         $   99,518
    Class C Shares                 $  1,292         $  2,555     $   76,478     $   22,700         $  145,494
    Class R Shares                 $      2         $     39     $       21     $        3         $      111
    Class S Shares                 $ 13,501         $ 15,766     $  377,697     $   85,514         $  378,840

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund
    Class A Shares                 $  1,806         $  3,444     $   50,231     $   39,292         $   50,899
    Class C Shares                 $  1,634         $  3,442     $   74,925     $   40,177         $  191,459
    Class R Shares                 $     13         $    152     $      812     $      132         $      894
    Class S Shares                 $  2,839         $  8,694     $   83,063     $   88,350         $   88,143
  Risk-Managed Value Fund
    Class A Shares                 $     31         $  4,607     $      274     $      806         $    1,035
    Class C Shares                 $     39         $  4,671     $      298     $    4,390         $    5,773
    Class R Shares                 $     25         $  8,511     $      163     $       26         $    1,619
    Class S Shares                 $     23         $ 15,568     $       98     $       --         $      736
  Risk-Managed International
    Fund(1)
    Class A Shares                 $     36         $  7,584     $       --     $       --         $    1,552
    Class C Shares                 $     36         $  7,672     $       --     $       --         $    6,202
    Class S Shares                 $     36         $ 10,749     $       --     $       --         $    1,551
VALUE
  Mid Cap Value Fund
    Class A Shares                 $ 24,587         $ 44,965     $  687,219     $  426,883         $  686,129
    Class C Shares                 $  3,594         $  7,264     $  217,333     $   41,921         $  399,789
    Class R Shares                 $    241         $  4,788     $   12,586     $    2,080         $   13,173
    Class S Shares                 $  8,704         $ 22,838     $  231,918     $   79,621         $  239,348
  Small Company Value Fund
    Class A Shares                 $     49         $    132     $    1,662     $      818         $    2,155
    Class C Shares                 $    140         $    320     $   10,525     $    5,813         $   16,235
    Class R Shares                 $    419         $  9,392     $   21,202     $    2,991         $   23,116
    Class S Shares                 $  2,351         $ 10,567     $   48,935     $   35,050         $   67,741
INTERNATIONAL & GLOBAL
  Worldwide Fund
    Class A Shares                 $     15         $     23     $      534     $    1,149         $      544
    Class C Shares                 $     85         $    161     $    8,493     $    1,028         $    9,459
    Class R Shares                 $      3         $     44     $      247     $        9         $      294
    Class S Shares                 $ 14,058         $ 21,252     $  373,880     $   22,888         $  360,832
  International Equity Fund(2)
    Class A Shares                 $     21         $     39     $      143     $       65         $    1,084
    Class C Shares                 $     19         $     32     $       --     $      119         $    4,171
    Class R Shares                 $     17         $    594     $       --     $       (1)        $    1,862
    Class S Shares                 $     17         $  8,872     $        9     $       11         $      952
  International Growth Fund
    Class A Shares                 $  4,487         $  7,558     $  145,652     $  218,245         $  147,828
    Class C Shares                 $  6,445         $ 14,682     $  188,839     $  331,483         $  827,430
    Class R Shares                 $    517         $  8,188     $   36,005     $   28,301         $   36,922
    Class S Shares                 $ 80,698         $ 67,297     $2,407,421     $  895,819         $2,312,338
  Global Research Fund(3)
    Class A Shares                 $     --         $     --     $       --     $       --         $       --
    Class C Shares                 $     --         $     --     $       --     $       --         $       --
    Class S Shares                 $     --         $     --     $       --     $       --         $       --

                                                   Prospectus
                                                  Preparation,
                                Advertising and     Printing     Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature      and Mailing     Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Long/Short Fund
    Class A Shares                 $  1,128         $ 19,370     $   42,560     $  166,257         $   45,512
    Class C Shares                 $    494         $ 24,489     $    5,272     $   62,286         $   77,069
    Class R Shares                 $     88         $ 32,747     $       11     $      434         $    5,711
    Class S Shares                 $    371         $ 35,725     $   15,149     $   85,744         $   17,162
  Global Real Estate Fund(3)
    Class A Shares                 $     --         $     --     $       --     $       --         $       --
    Class C Shares                 $     --         $     --     $       --     $       --         $       --
    Class S Shares                 $     --         $     --     $       --     $       --         $       --
BOND
  Flexible Bond Fund
    Class A Shares                 $    127         $    247     $    3,008     $    3,630         $    3,517
    Class C Shares                 $    414         $    850     $   33,751     $    2,116         $   41,680
    Class R Shares                 $      6         $    187     $      (75)            --         $      473
    Class S Shares                 $  3,877         $ 12,040     $   98,553     $   12,416         $   99,753
  Floating Rate High Income
    Fund(4)
    Class A Shares                 $     18         $  6,296     $       --     $       --         $    1,037
    Class C Shares                 $     19         $  6,400     $       --     $       21         $    4,191
    Class S Shares                 $     18         $ 11,828     $        6     $       --         $    1,042
  High-Yield Fund
    Class A Shares                 $     74         $    155     $      706     $      587         $    2,254
    Class C Shares                 $     61         $    146     $      129     $      795         $    7,903
    Class R Shares                 $     54         $  1,437     $       --     $       (1)        $    3,426
    Class S Shares                 $     54         $  6,590     $        1     $       --         $    1,720

(1) May 2, 2007 (effective date) to July 31, 2007.
(2) November 28, 2006 (effective date) to July 31, 2007.
(3) As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, or Class S Shares of the Fund because the Fund is new.
(4) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
Note: Certain Funds do not offer Class R Shares.

REDEMPTIONS

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class S Shares by calling a Janus representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf
 134
   and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in- kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   CLASS A SHARES
   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

   CLASS C SHARES
   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   For the fiscal year ended July 31, 2007, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
GROWTH & CORE
 Large Cap Growth Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   305
 Forty Fund
   Class A Shares                                                          --
   Class C Shares                                                     $18,739
 Orion Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   362
 Mid Cap Growth Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 1,484
 Small-Mid Growth Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   162
 Growth and Income Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 4,925
 Fundamental Equity Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 3,609
 Contrarian Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 5,322
 Balanced Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 2,260
RISK-MANAGED
 Risk-Managed Growth Fund
   Class A Shares                                                     $   984
   Class C Shares                                                     $ 3,573
 Risk-Managed Core Fund
   Class A Shares                                                     $30,000
   Class C Shares                                                     $ 2,212
 Risk-Managed Value Fund
   Class A Shares                                                          --
   Class C Shares                                                     $    10
 Risk-Managed International Fund(1)
   Class A Shares                                                         N/A
   Class C Shares                                                         N/A

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
VALUE
 Mid Cap Value Fund
   Class A Shares                                                          --
   Class C Shares                                                     $ 8,271
 Small Company Value Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   239
INTERNATIONAL & GLOBAL
 Worldwide Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   600
 International Equity Fund(2)
   Class A Shares                                                          --
   Class C Shares                                                     $    12
 International Growth Fund
   Class A Shares                                                          --
   Class C Shares                                                     $26,848
 Global Research Fund(3)
   Class A Shares                                                         N/A
   Class C Shares                                                         N/A
ALTERNATIVE
 Long/Short Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   258
 Global Real Estate Fund(3)
   Class A Shares                                                         N/A
   Class C Shares                                                         N/A
BOND
 Flexible Bond Fund
   Class A Shares                                                          --
   Class C Shares                                                     $   510
 Floating Rate High Income Fund(1)
   Class A Shares                                                         N/A
   Class C Shares                                                         N/A
 High-Yield Fund
   Class A Shares
   Class C Shares

(1) May 2, 2007 (effective date) to July 31, 2007.
(2) November 28, 2006 (effective date) to July 31, 2007.
(3) As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares of the Fund because the Fund is new.
(4) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

   CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
   A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Global Research Fund, Long/Short Fund, Global Real Estate Fund, Floating Rate High Income Fund, and High-Yield Fund redeemed within three months of purchase, unless waived, as discussed in the Prospectuses. Effective for Shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less.

   PROCESSING OR SERVICE FEES
   Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Large Cap Growth Fund, Forty Fund, Orion Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Fundamental Equity Fund, Contrarian Fund, Risk-Managed Growth Fund, Risk-Managed Core Fund, Risk-Managed Value Fund, Risk-Managed International Fund, Mid Cap Value Fund, Small Company Value Fund, Worldwide Fund, International Equity Fund, International Growth Fund, Global Research Fund, Long/Short Fund, and Global Real Estate Fund declare and make annual distributions of income (if any); Growth and Income Fund and Balanced Fund declare and make quarterly distributions of income; and Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

   A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

   Some REITs are permitted to hold "residual interests" real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

   As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

   Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

   Please note that shareholders of Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year, which is one month later than when most such forms are sent.

   Global Real Estate Fund's investments in REITs may require the Fund to pass through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.

   Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

As of November 12, 2007, the officers and Trustees as a group owned 12.99% of Class I Shares of Floating Rate High Income Fund, 6.88% of Class I Shares of Small Company Value Fund, 5.52% of the Class I Shares of Long/Short Fund, 3.83% of Class I Shares of International Equity Fund, and less than 1% of the outstanding Shares of any class of each of the other Funds in this SAI.

As of November 12, 2007, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Funds is listed below.

To the best knowledge of the Trust, as of November 12, 2007, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for JCM's or JCGI's ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Funds, except as shown. In certain circumstances, JCM's or JCGI's ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Balanced Fund            PIMS/Prudential Retirement                               29.84%
  Class A Shares         As Nominee for the TTEE/Cust. Pl 766
                         Hub International
                         New York, NY

                         Charles Schwab & Co. Inc.                                27.77%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         PIMS/Prudential Retirement                               17.13%
                         As Nominee for the TTEE/Cust. Pl 719
                         Heery International Inc. 401k
                         Atlanta, GA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                11.04%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         PIMS/Prudential Retirement                                6.22%
                         As Nominee for the TTEE/Cust. Pl 767
                         Balfour Beatty, Inc.
                         Atlanta, GA

Contrarian Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                45.84%
  Class A Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                 9.02%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Flexible Bond Fund       Charles Schwab & Co. Inc.                                81.70%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                10.23%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

Floating Rate High       Janus Capital Group Inc.                               100.00%*
  Income Fund            Denver, CO
  Class A Shares

Forty Fund               Merrill Lynch Pierce Fenner & Smith, Inc.                80.90%
  Class A Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                11.59%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

Fundamental Equity Fund  Charles Schwab & Co. Inc.                                92.92%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

Growth and Income Fund   Charles Schwab & Co. Inc.                                94.78%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

High-Yield Fund          Janus Capital Management LLC                            42.94%*
  Class A Shares         Denver, CO

                         Merrill Lynch Pierce Fenner & Smith, Inc.                23.66%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         First Clearing, LLC                                      16.98%
                         A/C 7218-0085
                         The Rumbles Family Trust
                         As Amended Wayne Rumbles
                         Laguna Beach, CA

                         First Clearing, LLC                                       8.52%
                         A/C 5970-9258
                         Elenora C. Nagel Trust
                         Jacksonville, FL

INTECH Risk-Managed      Charles Schwab & Co. Inc.                                44.04%
  Core Fund              Special Custody Account
  Class A Shares         FBO Institutional Client Accounts
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                18.87%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Mercer Trust Company TTEE                                 7.85%
                         FBO Securitas Security Services USA
                         Incentive Savings & Retirement Plan
                         Norwood, MA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
INTECH Risk-Managed      Pershing, LLC                                            39.61%
  Growth Fund            Jersey City, NJ
  Class A Shares

                         Merrill Lynch Pierce Fenner & Smith, Inc.                14.97%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                10.16%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

INTECH Risk-Managed      Janus Capital Group Inc.                               100.00%*
  International Fund     Denver, CO
  Class A Shares

INTECH Risk-Managed      Janus Capital Group Inc.                                 49.47%
  Value Fund             Denver, CO
  Class A Shares

                         Merrill Lynch Pierce Fenner & Smith, Inc.                13.32%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Raymond James & Assoc. Inc.                              11.15%
                         FBO Greene Family L
                         Bin 54044366
                         St Petersburg, FL

International Equity     Janus Capital Group Inc.                                52.05%*
  Fund                   Denver, CO
  Class A Shares

                         Charles Schwab & Co. Inc.                                14.63%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                10.98%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

International Growth     Charles Schwab & Co. Inc.                                33.76%
  Fund                   Special Custody Account
  Class A Shares         FBO Institutional Client Accounts
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                24.03%
                         For the Sole Benefit of Customers
                         Jacksonville, FL


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Large Cap Growth Fund    PIMS/Prudential Retirement                               39.79%
  Class A Shares         As Nominee for the TTEE/Cust. Pl 766
                         Hub International
                         New York, NY

                         PIMS/Prudential Retirement                               26.30%
                         As Nominee for the TTEE/Cust. Pl 719
                         Heery International Inc. 401k
                         Atlanta, GA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                 9.42%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                 8.09%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         PIMS/Prudential Retirement                                5.71%
                         As Nominee for the TTEE/Cust. Pl 767
                         Balfour Beatty Inc.
                         Atlanta, GA

Long/Short Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                24.75%
  Class A Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                 5.09%
                         San Francisco, CA

                         Pershing, LLC                                             5.08%
                         Jersey City, NJ

Mid Cap Growth Fund      Merrill Lynch Pierce Fenner & Smith, Inc.                27.06%
  Class A Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                19.05%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         GPC as Agent for MFS Heritage Trust                      10.06%
                         Company
                         FBO Valhalla Anesthesia Assoc. PC Plan
                         Atlanta, GA

                         GPC as Agent for MFS Heritage Trust                       8.34%
                         Company
                         FBO Golden Eagle Dist. Cap. Accum. 401k/PS
                         Atlanta, GA

                         GPC as Agent for MFS Heritage Trust                       5.39%
                         Company
                         FBO Korean Airlines Co. Ltd. 401k Plan
                         Atlanta, GA

Mid Cap Value Fund       Charles Schwab & Co. Inc.                                 5.17%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Orion Fund               Merrill Lynch Pierce Fenner & Smith, Inc.                37.67%
  Class A Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                11.57%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         DWS Trust Co. Trustee                                     6.10%
                         Coastal Lumber Co. Retirement Income
                         Savings Plan
                         Bin 063721
                         Salem, NH

Small Company Value      Merrill Lynch Pierce Fenner & Smith, Inc.                47.55%
  Fund                   For the Sole Benefit of Customers
  Class A Shares         Jacksonville, FL

                         Charles Schwab & Co. Inc.                                43.40%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

Small-Mid Growth Fund    Charles Schwab & Co. Inc.                                22.29%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         Janus Capital Management LLC                             16.36%
                         Denver, CO

                         First Clearing, LLC                                       7.35%
                         A/C 5970-9258
                         Elenora C. Nagel Trust
                         Jacksonville, FL

Worldwide Fund           Charles Schwab & Co. Inc.                                64.18%
  Class A Shares         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                17.39%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

Contrarian Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                43.78%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Pershing, LLC                                             5.58%
                         Jersey City, NJ

Flexible Bond Fund       Charles Schwab & Co. Inc.                                26.61%
  Class C Shares         Special Custody Account
                         FBO Customers
                         San Francisco, CA

                         Merrill Lynch Pierce Fenner & Smith, Inc.                12.40%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Morgan Stanley & Co                                       7.47%
                         Harborside Financial Center
                         Jersey City, NJ

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------

Floating Rate High       Janus Capital Group Inc.                                91.76%*
  Income Fund            Denver, CO
  Class C Shares

                         Merrill Lynch Pierce Fenner & Smith, Inc.                 5.52%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

Forty Fund               Merrill Lynch Pierce Fenner & Smith, Inc.                53.81%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

Fundamental Equity Fund  Merrill Lynch Pierce Fenner & Smith, Inc.                13.62%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

Growth and Income Fund   Merrill Lynch Pierce Fenner & Smith, Inc.                17.87%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

High-Yield Fund          Janus Capital Management LLC                            74.09%*
  Class C Shares         Denver, CO

                         LPL Financial Services                                    5.72%
                         A/C 7001-6909
                         San Diego, CA

                         LPL Financial Services                                    5.06%
                         A/C 5417-5223
                         San Diego, CA

INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith, Inc.                60.79%
  Core Fund              For the Sole Benefit of Customers
  Class C Shares         Jacksonville, FL

                         Pershing, LLC                                             7.35%
                         Jersey City, NJ

INTECH Risk-Managed      Merrill Lynch Pierce Fenner & Smith, Inc.                64.46%
  Growth Fund            For the Sole Benefit of Customers
  Class C Shares         Jacksonville, FL

                         Pershing, LLC                                            10.83%
                         Jersey City, NJ

INTECH Risk-Managed      Janus Capital Group Inc.                                99.41%*
  International Fund     Denver, CO
  Class C Shares

INTECH Risk-Managed      Pershing, LLC                                            71.58%
  Value Fund             Jersey City, NJ
  Class C Shares

                         Janus Capital Group Inc.                                19.24%*
                         Denver, CO

International Equity     Janus Capital Group Inc.                                49.24%*
  Fund                   Denver, CO
  Class C Shares

                         Merrill Lynch Pierce Fenner & Smith, Inc.                37.48%
                         For the Sole Benefit of Customers
                         Jacksonville, FL

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
International Growth     Merrill Lynch Pierce Fenner & Smith, Inc.                33.96%
  Fund                   For the Sole Benefit of Customers
  Class C Shares         Jacksonville, FL

                         Morgan Stanley & Co                                       5.57%
                         Harborside Financial Center
                         Jersey City, NJ

Large Cap Growth Fund    Merrill Lynch Pierce Fenner & Smith, Inc.                40.34%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         RBC Dain Rauscher                                         5.41%
                         FBO Susan W. Adams
                         Buffalo, NJ

Long/Short Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                46.82%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Pershing, LLC                                             5.69%
                         Jersey City, NJ

Mid Cap Growth Fund      Merrill Lynch Pierce Fenner & Smith, Inc.                23.11%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

Mid Cap Value Fund       Merrill Lynch Pierce Fenner & Smith, Inc.                44.91%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

Orion Fund               Merrill Lynch Pierce Fenner & Smith, Inc.                41.10%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Janus Capital Management LLC                             5.30%*
                         Denver, CO

Small Company Value      Merrill Lynch Pierce Fenner & Smith, Inc.                26.79%
  Fund                   For the Sole Benefit of Customers
  Class C Shares         Jacksonville, FL

                         Capital Bank & Trust Company TTEE                        14.95%
                         FBO United Consulting Ltd. 401k Plan
                         Jacksonville, FL

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Small-Mid Growth Fund    Merrill Lynch Pierce Fenner & Smith, Inc.                27.44%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         Janus Capital Management LLC                            25.44%*
                         Denver, CO

                         NFS LLC                                                   5.43%
                         FEBO NFS/FMTC Rollover IRA
                         FBO Bob D. Littlefield
                         Oklahoma City, OK

                         First Clearing, LLC                                       5.22%
                         A/C 4592-1078
                         Tommy F. Lejeune & Cecile P. Lejeune TEN
                         COM
                         Lake Charles, LA

Worldwide Fund           Merrill Lynch Pierce Fenner & Smith, Inc.                12.13%
  Class C Shares         For the Sole Benefit of Customers
                         Jacksonville, FL

                         First Clearing, LLC                                       5.79%
                         A/C 8581-7535
                         Ann Villa & John Villa JT TEN
                         N Plainfield, NJ

                         Citigroup Global Markets Inc.                             5.55%
                         00124028866
                         New York, NY

                         Citigroup Global Markets Inc.                             5.55%
                         00124028865
                         New York, NY

Balanced Fund            NFS LLC                                                  84.14%
  Class I Shares         FEBO FIIOC as Agent for
                         Qualified Employee Benefit
                         Plans 401k Finops-LC Funds
                         Covington, KY

                         GPC Securities Inc. as Agent for                         14.96%
                         Merrill Lynch Bank & Tr. Co. FSB TTEE
                         FBO SCMC Savings Incentive Plan
                         Atlanta, GA

Contrarian Fund          Prudential Investment Management Service                 21.13%
  Class I Shares         FBO Mutual Fund Clients/PruChoice
                         Newark, NJ

                         Pershing, LLC                                            13.18%
                         Jersey City, NJ

                         Citigroup Global Markets Inc.                            10.10%
                         00109801250
                         New York, NY

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Flexible Bond Fund       NFS LLC                                                  82.80%
  Class I Shares         FEBO FIIOC as Agent for
                         Qualified Employee Benefit
                         Plans 401k FINOPS-LC Funds
                         Covington, KY

                         Janus Capital Group Inc.                                12.48%*
                         Denver, CO

Floating Rate High       Janus Capital Group Inc.                                72.68%*
  Income Fund            Denver, CO
  Class I Shares

                         Charles Schwab & Co. Inc.                                14.02%
                         Exclusive Benefit of our Customers
                         Reinvest Account
                         San Francisco, CA

                         Wells Fargo Investments LLC                               7.88%
                         A/C 6385-7896
                         Minneapolis, MN

Forty Fund               Mori & Company                                           43.64%
  Class I Shares         Kansas City, MO

                         Citigroup Global Markets Inc.                            34.78%
                         00109801250
                         New York, NY

Fundamental Equity Fund  Citigroup Global Markets Inc.                            82.71%
  Class I Shares         A/C 00109801250
                         New York, NY

                         Counsel Trust                                            11.08%
                         FBO Durand Chevrolet Inc. 401k Trust
                         York, PA

Growth and Income Fund   Citigroup Global Markets Inc.                            91.21%
  Class I Shares         00109801250
                         New York, NY

                         Charles Schwab & Co. Inc.                                 6.06%
                         Exclusive Benefit of our Customers
                         San Francisco, CA

High-Yield Fund          Janus Capital Group Inc.                                99.36%*
  Class I Shares         Denver, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
INTECH Risk-Managed      Wendel & CO                                              21.32%
  Core Fund              A/C 712708
  Class I Shares         New York, NY

                         Charles Schwab & Co. Inc.                                12.36%
                         Exclusive Benefit of our Customers
                         San Francisco, CA

                         The Fletcher Jones Foundation                            10.48%
                         Los Angeles, CA

                         Keybank NA                                                5.14%
                         FBO The Abington Fdn. Mutual Funds
                         Cleveland, OH

                         Northern Trust as Custodian                               5.02%
                         FBO The Libra Foundation - 26-20655
                         Chicago, IL

INTECH Risk-Managed      Charles Schwab & Co. Inc.                                 6.44%
  Growth Fund            Exclusive Benefit of our Customers
  Class I Shares         San Francisco, CA

INTECH Risk-Managed      Janus Capital Group Inc.                                92.78%*
  International Fund     Denver, CO
  Class I Shares

                         Charles Schwab & Co. Inc.                                 7.22%
                         Exclusive Benefit of our Customers
                         San Francisco, CA

INTECH Risk-Managed      Janus Smart Portfolio - Growth                           41.71%
  Value Fund Class I     Denver, CO
  Shares

                         Janus Smart Portfolio - Moderate                         21.14%
                         Denver, CO

                         State Street as Trustee for the                          10.89%
                         Eagle Industries Inc. Master Trust
                         North Quincy, MA

                         Janus Smart Portfolio - Conservative                      9.79%
                         Denver, CO

                         Comerica - FBO FTMC Mutual                                7.72%
                         Detroit, MI

                         Strafe & Co.                                              5.47%
                         FAO Community Foundation of Ardmore
                         A/C 7000185300
                         Westerville, OH

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
International Equity     Janus Smart Portfolio - Growth                           56.92%
  Fund                   International Equity Omnibus Acct.
  Class I Shares         Denver, CO

                         Janus Smart Portfolio - Moderate                         26.89%
                         International Equity Omnibus Acct.
                         Denver, CO

                         Janus Smart Portfolio - Conservative                      7.73%
                         International Equity Omnibus Acct.
                         Denver, CO

                         Charles Schwab & Co. Inc.                                 6.00%
                         Exclusive Benefit of our Customers
                         San Francisco, CA

International Growth     Charles Schwab & Co. Inc.                                42.90%
  Fund                   Exclusive Benefit of our Customers
  Class I Shares         San Francisco, CA

                         NFS LLC                                                  20.92%
                         FEBO Transamerica Life Insurance
                         Los Angeles, CA

                         Ubatco & Co.                                             10.64%
                         Lincoln, NE

                         Citigroup Global Markets Inc.                             8.42%
                         00109801250
                         New York, NY

Large Cap Growth Fund    Minnesota Life Insurance Company                         98.40%
  Class I Shares         Saint Paul, MN

Long/Short Fund          Charles Schwab & Co. Inc.                                40.13%
  Class I Shares         Exclusive Benefit of our Customers
                         San Francisco, CA

                         Citigroup Global Markets Inc.                            12.24%
                         00109801250
                         New York, NY

                         Fifth Third Bank Trustee                                  5.23%
                         FBO Nationwide Lasso Fund
                         01-3-4078648
                         Cincinnati, OH

Mid Cap Growth Fund      Mercer Trust Company TTEE                                64.08%
  Class I Shares         FBO Iron Workers District Council of
                         Southern Ohio & Vicinity
                         Norwood, MA

                         NFS LLC                                                  21.57%
                         FEBO Alerus Financial
                         Saint Paul, MN

                         Charles Schwab & Co. Inc.                                 6.53%
                         Exclusive Benefit of our Customers
                         Reinvest Account
                         San Francisco, CA

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Mid Cap Value Fund       NFS LLC                                                  61.99%
  Class I Shares         FEBO Finops-LC Funds Qualified Employee
                         Benefit Plans 401k
                         Covington, KY

                         Wachovia Bank N A                                        11.22%
                         Omnibus Cash/Rein.
                         9999999971 NC-1151
                         Charlotte, NC

                         Wachovia Bank N A                                         8.62%
                         Omnibus Cash/Cash
                         9999999980 NC-1151
                         Charlotte, NC

Orion Fund               Morgan Keegan & Company, Inc.                            15.45%
  Class I Shares         FBO Nancy Martin Gast - IRA
                         Memphis, TN

                         Citigroup Global Markets Inc.                            12.70%
                         00109801250
                         New York, NY

                         Morgan Keegan & Company, Inc.                             7.24%
                         FBO Hoover Family GST Trust U/W Car
                         Backman Hoover U/A DTD 04/18/00 ED
                         Memphis, TN

Small Company Value      Charles Schwab & Co. Inc.                                89.95%
  Fund                   Exclusive Benefit of our Customers
  Class I Shares         San Francisco, CA

Small-Mid Growth Fund    RBC Dain Rauscher Custodian                               7.50%
  Class I Shares         FBO Michael J. Flanders - IRA
                         3125-2369
                         Arlington Hts, IL

                         RBC Dain Rauscher Custodian                               6.20%
                         FBO Cynthia Gilpin - IRA
                         3418-8000
                         Springfield, MO

                         RBC Dain Rauscher Custodian                               5.15%
                         FBO Lynn D. Brown
                         Littleton, CO

Worldwide Fund           NFS LLC                                                  99.48%
  Class I Shares         FEBO Qualified Employee Benefit Plans
                         401k Finops-LC Funds
                         Covington, KY

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------

Balanced Fund            GPC as Agent for MFS Heritage Trust Company              29.46%
  Class R Shares         FBO Bozrah Light & Power MP Plan
                         Boston, MA

                         MG Trust Company Custodian                               22.09%
                         FBO Trinity Financial Inc. 401k Plan
                         Denver, CO

                         GPC as Agent for MFS Heritage Trust Company              20.53%
                         FBO Gallery Inc. 401k Plan
                         Boston, MA

                         GPC as Agent for MFS Heritage Trust Company              12.83%
                         FBO Di Coat 401k Plan
                         Boston, MA

                         GPC as Agent for MFS Heritage Trust Company               9.09%
                         FBO Kelly, Hannaford & Battles P.A.
                         Boston, MA

Contrarian Fund          GPC as Agent for MFS Heritage Trust Company              18.77%
  Class R Shares         FBO Schmald Tool & Die Inc. 401k PSP
                         Boston, MA

                         Janus Capital Management LLC                            15.38%*
                         Denver, CO

                         GPC as Agent for MFS Heritage Trust Company              11.32%
                         FBO Macomb Internal Medicine PC
                         Boston, MA

                         EMJAYCO                                                   9.07%
                         FBO Reinders Inc. 401k
                         A/C 351898
                         Greenwood Village, CO

                         Orchard Trust Company Trustee                             8.29%
                         FBO Employee Benefits Clients
                         Greenwood Village, CO

                         MG Trust Company Custodian                                7.45%
                         FBO Custom Vending Company Inc.
                         Denver, CO

                         GPC as Agent for MFS Heritage Trust Company               6.47%
                         FBO L & L Painting Employees PSP
                         Boston, MA

                         Counsel Trust DBA MATC                                    5.13%
                         FBO United Community Bank PSP
                         Pittsburgh, PA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Flexible Bond Fund       Janus Capital Management LLC                            66.80%*
  Class R Shares         Denver, CO

                         Capital Bank & Trust Co.                                 31.07%
                         George Shaeffer Construction Co.
                         Profit Sharing 401k Plan
                         Greenwood Village, CO

Forty Fund               Merrill Lynch                                            29.37%
  Class R Shares         Jacksonville, FL

                         Hartford Life Insurance Co.                              25.12%
                         Separate Account DC IV
                         Hartford, CT

                         American United Life Insurance Co.                       17.41%
                         AUL American Group Retirement Annuity
                         Indianapolis, IN

                         Priac As Trustee/Custodian                               10.00%
                         Various Retirement Plans
                         Kansas City, MO

Fundamental Equity Fund  Emjay Corporation Custodian                              42.93%
  Class R Shares         FBO Plans Of RPSA Customers
                         C/O Great-West
                         Greenwood Village, CO

                         Janus Capital Management LLC                            17.24%*
                         Denver, CO

                         Counsel Trust                                            12.87%
                         FBO Di Paolo Company 401k
                         Pittsburgh, PA

                         MG Trust Company Custodian                               10.80%
                         FBO Managed Care Measures LLC
                         Denver, CO

                         NFS LLC                                                  10.16%
                         FBO Lloyd Karp - IRA
                         Woodmere, NY

                         NFS LLC                                                   5.31%
                         Prudential Bank & Trust FSB
                         FBO Eddie L. Wiser - IRA
                         Cedartown, GA

Growth and Income Fund   American United Life Insurance Co.                       39.53%
  Class R Shares         AUL American Group Retirement Annuity
                         Indianapolis, IN

                         American United Life Insurance Co.                       20.69%
                         AUL American Unit Trust
                         Indianapolis, IN

                         MG Trust Company Custodian                               15.80%
                         FBO PN Hoffman Inc. 401k
                         Denver, CO

                         GPC as Agent for MFS Heritage Trust Company               8.49%
                         FBO Rasmussen College 401k Plan
                         Boston, MA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
High-Yield Fund          Janus Capital Management LLC                           100.00%*
  Class R Shares         Denver, CO

INTECH Risk-Managed      GPC as Agent for MFS Heritage Trust Company              54.79%
  Core Fund              FBO Community Mgmt. Corp. 401k PSP
  Class R Shares         Boston, MA

                         NFS LLC                                                  28.32%
                         FEBO Louis G. Lower II Trustee
                         Louis G Lower II Trust - U/A 3/1/91
                         Springfield, IL

                         Counsel Trust                                             6.19%
                         FBO Di Paolo Company 401k Plan
                         Pittsburgh, PA

INTECH Risk-Managed      Merrill Lynch                                            83.80%
  Growth Fund            Jacksonville, FL
  Class R Shares

                         Janus Capital Management LLC                             7.24%*
                         Denver, CO

                         GPC as Agent for MFS Heritage Trust Company               5.90%
                         FBO South Bay Home Health Care Plan
                         Boston, MA

INTECH Risk-Managed      Janus Capital Group Inc.                                 67.84%
  Value Fund             Denver, CO
  Class R Shares

                         GPC as Agent for MFS Heritage Trust Company              32.16%
                         FBO New Pueblo Medicine Profit Plan
                         Boston, MA

International Equity     Janus Capital Group Inc.                               100.00%*
  Fund                   Denver, CO
  Class R Shares

International Growth     Merrill Lynch                                            34.38%
  Fund                   Jacksonville, FL
  Class R Shares

                         Hartford Life Insurance Co.                              26.61%
                         Separate Account DC IV
                         Hartford, CT

Large Cap Growth Fund    DWS Trust Company Trustee                                64.49%
  Class R Shares         FBO Macrolink Inc. 401k PSP
                         Bin 064031
                         Salem, NH

                         Merrill Lynch                                            25.14%
                         Jacksonville, FL

                         Janus Capital Management LLC                             8.22%*
                         Denver, CO


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Long/Short Fund          Janus Capital Group Inc.                                99.14%*
  Class R Shares         Denver, CO

Mid Cap Growth Fund      Hartford Life Insurance Co.                              13.12%
  Class R Shares         Separate Account DC IV
                         Hartford, CT

                         Merrill Lynch                                             9.90%
                         Jacksonville, FL

                         GPC as Agent for MFS Heritage Trust Company               5.50%
                         FBO Old Orchard Brands LLC 401k PSP
                         Boston, MA

                         DWS Trust Company Trustee                                 5.15%
                         FBO Nikko Retirement Plan
                         Bin 063988
                         Salem, NH

Mid Cap Value Fund       Merrill Lynch                                            12.08%
  Class R Shares         Jacksonville, FL

                         DWS Trust Company Trustee                                 7.69%
                         FBO Crowley Automotive Group 401k Plan
                         Bin 064043
                         Salem, NH

                         DWS Trust Company Trustee                                 6.86%
                         FBO DJ Reardon Company Inc. 401k PSP
                         Salem, NH

                         GPC as Agent for MFS Heritage Trust Company               6.12%
                         FBO Vivus 401k Retirement Savings Plan
                         Boston, MA

                         Counsel Trust DBA Mid Atlantic Trust Company              5.87%
                         FBO Cardiac & Vascular Surgery Assoc. 401k
                         Plan
                         York, PA

                         Capital Bank & Trust Co.                                  5.83%
                         FBO Brightpoint Inc. 401k Plan
                         C/O Plan Premier/Fascore LLC
                         Greenwood Village, CO

                         Reliance Trust Company                                    5.05%
                         FBO Hok Sports & Venus Event 401k PSP
                         Atlanta,GA


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Orion Fund               Capital Bank & Trust Company Trustee                     43.38%
  Class R Shares         FBO City Financial Corp. 401k & PSP
                         C/O Planpremier/Fascore LLC
                         Greenwood Village, CO

                         Janus Capital Management LLC                            28.29%*
                         Denver, CO

                         Counsel Trust DBA Mid Atlantic Trust Company             14.38%
                         FBO Centro Inc. 401k PSP & Trust
                         Pittsburgh, PA

                         GPC as Agent for MFS Heritage Trust Company               6.30%
                         FBO Faricy & Roen PA Retirement Plan
                         Boston, MA

Small Company Value      Emjay Corporation Custodian                              64.86%
  Fund                   FBO Plans of RPSA Customers
  Class R Shares         Greenwood Village, CO

                         Merrill Lynch                                            11.35%
                         Jacksonville, FL

                         MG Trust Company                                          6.51%
                         Agent for Frontier Trust Company as Trustee
                         Charleston Place Associates Retire
                         Fargo, ND
Small-Mid Growth Fund    Janus Capital Management LLC                            32.40%*
  Class R Shares         Denver, CO

                         NFS LLC                                                  20.39%
                         FEBO Nyph Executive Option Plan
                         National Trust Mgmt. Svcs. Trustee
                         Nyph LTI 2001 - 158261286
                         Warrenton, VA

                         NFS LLC                                                   6.36%
                         FEBO FMTC Trustee
                         Phelps Dunbar LLP 401k Savings
                         FBO Robert Clotworthy
                         Metairie, LA

                         GPC as Agent for MFS Heritage Trust Company               5.23%
                         FBO Johl & Co. PSP
                         Boston, MA



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Worldwide Fund           Capital Bank & Trust Co. Trustee                         42.00%
  Class R Shares         FBO Alcan Rolled Products-Ravenswood
                         LLC Savings Plan For USW Represented
                         Employees C/O Planpremier/Fascorp
                         Greenwood Village, CO

                         GPC as Agent for MFS Heritage Trust Company              27.08%
                         FBO Ram Mechanical Services Inc. PSP & Trust
                         Boston, MA

                         MG Trust Company as Agent for                            10.81%
                         Frontier Trust Co. as Trustee
                         Glacier Interactive Solutions Inc. 4
                         Fargo, ND

                         GPC as Agent for MFS Heritage Trust Company              10.55%
                         FBO Alpha Solutions Corporation EE Plan
                         Boston, MA

                         NFS LLC                                                   6.80%
                         FEBO Prudential Bank & Trust
                         FBO Mark A. Nochenson - IRA
                         Woodland Hills, CA

Balanced Fund            Prudential Retirement-Alliance - Separate                23.71%
  Class S Shares         Acct.
                         Investment Products & Advisory Services
                         Newark, NJ

                         Nationwide Insurance Company-QPVA                         8.02%
                         Columbus, OH

                         Nationwide Trust Company FSB                              7.22%
                         Columbus, OH

                         National Financial Services LLC Trustee                   7.14%
                         FEBO our Customers
                         Boca Raton, FL

Contrarian Fund          Pershing, LLC                                            19.70%
  Class S Shares         Jersey City, NJ

                         LPL Financial Services                                    5.24%
                         Acct 6143-5497
                         San Diego, CA

                         FIIOC                                                     5.02%
                         FBO MGP Ingredients Non Union 401k & PSP
                         Covington, KY


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Flexible Bond Fund       Saxon & Co.                                              23.46%
  Class S Shares         FBO 91 Vested Interest - Omnibus Asset
                         A/C 20-01-302-9912426
                         Philadelphia, PA

                         Hartford Life Insurance Co.                              18.00%
                         Separate Account DC IV
                         Hartford, CT

                         Nationwide Insurance Co. Trust                            5.35%
                         Columbus, OH

                         Prudential Investment Mgmt. Service                       5.24%
                         FBO Mutual Fund Clients
                         Newark, NJ

                         Reliance Trust Company                                    5.20%
                         Sisters of Mercy of the Americas 401k
                         Greenwood Village, CO

Floating Rate High       Janus Capital Group Inc.                                96.95%*
  Income Fund            Denver, CO
  Class S Shares

Forty Fund               Citigroup Global Markets Inc.                            27.13%
  Class S Shares         A/C 00109801250
                         New York, NY

                         National Financial Services LLC Trustee                  17.47%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Minnesota Life                                           10.39%
                         Elizabeth Sabastiao & Louis Clare
                         & Vincent Montana Tr - FBO 401k
                         Saint Paul, MN

Fundamental Equity Fund  National Financial Services LLC Trustee                  43.40%
  Class S Shares         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Nationwide Trust Company                                 12.87%
                         Columbus, OH

                         Saxon & Co.                                               6.37%
                         FBO 91 Vested Interest - Omnibus Asset
                         A/C 20-01-302-9912426
                         Philadelphia, PA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Growth and Income Fund   Saxon & Co.                                              21.36%
  Class S Shares         FBO 91 Vested Interest - Omnibus Asset
                         A/C 20-01-302-9912426
                         Philadelphia, PA

                         Nationwide Trust Company                                 18.10%
                         Columbus, OH

                         Prudential Investment Mgmt. Service                       9.75%
                         FBO Mutual Fund Clients
                         Newark, NJ

                         Charles Schwab & Co. Inc.                                 8.39%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

                         National Financial Services LLC Trustee                   5.72%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Union Bank of California Trustee                          5.13%
                         FBO Select Benefit Omnibus
                         San Diego, CA

High-Yield Fund          Janus Capital Management LLC                            99.92%*
  Class S Shares         Denver, CO

INTECH Risk-Managed      Prudential Investment Mgmt. Service                      29.92%
  Core Fund              FBO Mutual Fund Clients
  Class S Shares         Newark, NJ

                         Nationwide Trust Company                                 13.49%
                         Columbus, OH

                         Charles Schwab & Co. Inc.                                13.32%
                         Special Custody Account
                         FBO Institutional Client Accounts
                         San Francisco, CA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
INTECH Risk-Managed      Charles Schwab & Co. Inc.                                19.56%
  Growth Fund            Special Custody Account
  Class S Shares         FBO Institutional Client Accounts
                         San Francisco, CA

                         JP Morgan Chase Bank Trustee                             18.52%
                         FBO Ericsson Capital Accumulation and Savings
                         Plan
                         Kansas City, MO

                         JP Morgan Chase Bank Trustee                             13.65%
                         FBO Ericsson Capital Accumulation and Savings
                         Plan
                         Custom Diversified Fund
                         Kansas City, MO

                         National Financial Services LLC Trustee                   6.32%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Mac & Co.                                                 5.50%
                         A/C RSMF 2033002
                         Pittsburgh, PA

                         Nationwide Trust Company                                  5.17%
                         Columbus, OH

INTECH Risk-Managed      Janus Capital Group Inc.                               100.00%*
  International Fund     Denver, CO
  Class S Shares

INTECH Risk-Managed      Janus Capital Group Inc.                               100.00%*
  Value Fund             Denver, CO
  Class S Shares

International Equity     Janus Capital Group Inc.                                88.62%*
  Fund                   Denver, CO
  Class S Shares

                         Pershing, LLC                                            10.38%
                         Jersey City, NJ

International Growth     State Street Bank & Trust                                11.00%
  Fund                   FBO ADP Daily Valuation B - 401k Product
  Class S Shares         Westwood, MA

                         Hartford Life Insurance Company                          10.92%
                         Separate Account DC IV
                         Hartford, CT

                         Minnesota Life                                           10.20%
                         Elizabeth Sabastiao & Louis Clare
                         & Vincent Montana Tr - FBO 401k
                         Saint Paul, MN

                         National Financial Services LLC Trustee                   8.06%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Nationwide Trust Company                                  5.41%
                         Columbus, OH

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Large Cap Growth Fund    Prudential Retirement-Alliance                           12.38%
  Class S Shares         Separate Acct. Investment Products & Advisory
                         Svs.
                         Hartford, CT

                         Saxon & Co.                                              12.11%
                         FBO 91 Vested Interest - Omnibus Asset
                         A/C 20-01-302-9912426
                         Philadelphia, PA

                         GPC Securities Inc. as Agent for                         11.97%
                         Merrill Lynch B&T Co. FSB Trustee
                         FBO AGL Resources Inc. Retirement Savings Plus
                         Plan
                         Atlanta, GA

                         Citigroup Global Markets Inc.                             9.80%
                         A/C 00109801250
                         New York, NY

                         Ohio National Life Insurance Co.                          6.85%
                         FBO its Separate Accounts
                         Cincinnati, OH

Long/Short Fund          FTC & Company                                            79.63%
  Class S Shares         Datalynx - Acct. JSLSX001
                         Denver, CO

                         National Financial Services LLC Trustee                   5.45%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

Mid Cap Growth Fund      Nationwide Trust Company                                 16.34%
  Class S Shares         Columbus, OH

                         National Financial Services LLC Trustee                  11.14%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         Guardian Insurance & Annuity Co.                         10.85%
                         Sep-Acct. L - Equity Acct. 3S
                         Bethlehem, PA

                         First Union National Bank                                 9.24%
                         Custodian for Various Retirement Plans
                         Charlotte, NC

Mid Cap Value Fund       State of Indiana Trustee                                  8.95%
  Class S Shares         FBO State of Indiana Def. Comp. And Matching
                         Plans
                         C/O Great West
                         Greenwood Village, CO

                         National Financial Services LLC Trustee                   6.98%
                         For Exclusive Benefit of our Customers
                         Boca Raton, FL

                         New York Life Insurance Company                           5.70%
                         FBO Retirement Plans
                         Parsippany, NJ

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------

Orion Fund               FTC & Co.                                                46.80%
  Class S Shares         FBO Datalynx House Account
                         Denver, CO

                         Janus Capital Management LLC                            16.98%*
                         Denver, CO

                         DWS Trust Co. Trustee                                     6.11%
                         FBO Breg Inc. 401k Plan
                         A/C 063781
                         Salem, NH

Small Company Value      Wachovia Bank                                            14.02%
  Fund                   FBO Various Retirement Plans
  Class S Shares         A/C 9888888836 NC 1151
                         Charlotte, NC

                         PWMCO, LLC                                                9.25%
                         FBO 101081
                         Chicago, IL

                         American United Life Insurance Co.                        8.53%
                         Group Retirement Annuity
                         Indianapolis, IN

                         State Street Bank & Trust Co. Cust.                       6.52%
                         FBO Citistreet Core Market - U/A 4/01/03
                         Westwood, MA

                         Suntrust Bank Tr.                                         5.83%
                         FBO Vitas Healthcare Corporation 401k Plan
                         Greenwood Village, CO

                         Nationwide Trust Company                                  5.18%
                         Columbus, OH

Small-Mid Growth Fund    Janus Capital Management LLC                            62.14%*
  Class S Shares         Denver, CO

                         Wells Fargo Investments LLC                              10.10%
                         A/C 3600-8812
                         Minneapolis, MN

                         H&R Block Financial Advisors                              8.91%
                         A/C 4627-4031
                         Detroit, MI

                         LPL Financial Services                                    6.70%
                         A/C 1383-5366
                         San Diego, CA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class         Shareholder and Address of Record         Percentage of Ownership
------------------------------------------------------------------------------------------------
Worldwide Fund           Nationwide Trust Company                                 14.21%
  Class S Shares         Columbus, OH

                         Guardian Insurance & Annuity Co.                         12.23%
                         Sep-Acct. L - Equity Acct. 3S
                         Bethlehem, PA

                         Prudential Retirement-Alliance                            8.97%
                         Separate Acct. Investment Products & Advisory
                         Services
                         Hartford, CT

                         Ohio National Life Insurance Co.                          7.66%
                         FBO its Separate Accounts
                         Cincinnati, OH

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.

    PREDECESSOR FUND
    (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
    ----------------------------------------               ----
    Growth Portfolio - Retirement Shares                   Janus Adviser Large Cap Growth Fund
    Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Forty Fund
    Aggressive Growth Portfolio - Retirement Shares        Janus Adviser Mid Cap Growth Fund
    Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
    Equity Income Portfolio - Retirement Shares            Janus Adviser Fundamental Equity Fund
    Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
    Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
    International Growth Portfolio - Retirement Shares     Janus Adviser International Growth Fund
    Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Bond Fund

   Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I Shares (renamed Class S Shares effective November 28, 2005) of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

   Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI each offer five classes of shares, except for Risk-Managed International Fund, Global Research Fund, Global Real Estate Fund, and Floating Rate High Income Fund, which each offer four classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares, you may call a Janus representative to purchase shares of Small Company Value Fund. See the Funds' Prospectuses for further detail.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

FITCH, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.
    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.
    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com/info

                                  151 Detroit Street
                                  Denver, Colorado 80206-4805
                                  1-800-295-2687

                                      November 28, 2007




                                      Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS S SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, and Class S Shares (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

     Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisers, and other financial intermediaries.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-525-0020. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting Janus at 1-800-525-0020.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    Investment Policies and Restrictions, and Investment
       Strategies and Risks.....................................    2

    Determination of Net Asset Value............................   19

    Investment Adviser..........................................   20

    Custodian, Transfer Agent, and Certain Affiliations.........   28

    Portfolio Transactions and Brokerage........................   30

    Trustees and Officers.......................................   32

    Purchase of Shares..........................................   41

    Distribution and Shareholder Servicing Plans................   43

    Redemption of Shares........................................   45

    Dividends and Tax Status....................................   47

    Principal Shareholders......................................   49

    Miscellaneous Information...................................   51
       Shares of the Trust......................................   51
       Shareholder Meetings.....................................   51
       Voting Rights............................................   52
       Independent Registered Public Accounting Firm............   53
       Registration Statement...................................   53

    Financial Statements........................................   54

    Appendix A..................................................   55
       Description of Securities Ratings........................   55

    Appendix B..................................................   57
       Description of Municipal Securities......................   57

INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or
   (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

   The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure.

   Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds. The Fund may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.

   The Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement is included in the Fund's next annual or semiannual report to shareholders. You can request the Fund's annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-800-525-0020.

   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Fund's average daily net assets.

   Janus Capital has voluntarily agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee for Class S Shares, the distribution and shareholder servicing fees (12b-1) for Class A Shares, Class C Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed 0.36% of average daily net assets. The waiver is voluntary, and as a result, could change or be terminated at any time at the discretion of Janus Capital.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last three fiscal years ended July 31. The information presented in the table below reflects the investment advisory fee in effect during each of the fiscal years shown.

                                            2007                 2006                  2005
                                     ------------------   ------------------   --------------------
                                     Advisory             Advisory             Advisory
Fund Name                              Fees     Waivers     Fees     Waivers     Fees      Waivers
---------------------------------------------------------------------------------------------------
Money Market Fund                    $27,582    $27,582*  $22,809    $22,809*  $34,991    $34,991*

* Fee waiver by Janus Capital exceeded the advisory fee.

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are

   Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal years ended July 31, the total amounts paid by Class S Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                 Administrative   Administrative   Administrative
                                                    Services         Services         Services
                                                      Fees             Fees             Fees
Fund Name                                        July 31, 2007    July 31, 2006    July 31, 2005
-------------------------------------------------------------------------------------------------
Money Market Fund                                   $26,077          $22,611          $34,904

   Janus Services is not compensated for its services related to Class A Shares and Class C Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses DST systems to track and process redemption fees and contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal years ended July 31, 2007, July 31, 2006 and July 31, 2005, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Fund owned securities of its regular broker-dealers (or parents), as shown below:

                                                                Value of
                                                               Securities
Name of Broker-Dealer                                            Owned
--------------------------------------------------------------------------
Deutsche Bank Group                                           $144,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Adviser Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Adviser Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and
              pre-approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes              James T. Rothe (Chairman)               4
 COMMITTEE    recommendations regarding      Jerome S. Contro
              matters related to the         William F. McCalpin
              Trust's use of brokerage
              commissions and placement of
              portfolio transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation      Total Compensation
                                                     from the Fund for      from the Janus Funds for
                                                     fiscal year ended         calendar year ended
Name of Person, Position                               July 31, 2007          December 31, 2006(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee(2)(3)                $48                     $442,409
Jerome S. Contro, Trustee                                   $35                     $302,000
William F. McCalpin, Trustee                                $33                     $288,000
John W. McCarter, Jr., Trustee(3)                           $33                     $306,500
James T. Rothe, Trustee                                     $33                     $309,000
William D. Stewart, Trustee                                 $36                     $315,000
Martin H. Waldinger, Trustee                                $31                     $299,000
Linda S. Wolf, Trustee                                      $34                     $298,000

(1) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(2) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three

    Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(3) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Class S Shares of the Fund can be purchased only through institutional channels such as retirement plans, broker-dealers, bank trust departments, financial advisers, or similar financial intermediaries. Not all financial intermediaries offer Class S Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

   Class A Shares and Class C Shares of the Fund are only available for purchase by exchange of Class A Shares and Class C Shares of another Fund of Janus Adviser Series or Janus Adviser, another Trust advised by Janus Capital.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by the close of the regular trading session of the New York Stock Exchange ("NYSE").

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CLASS C SHARES AND CLASS S SHARES

   Class C Shares and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

CLASS A SHARES

   The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your purchase order. Your financial intermediary may charge you a separate additional fee for transactions in Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

CLASS A SHARES AND CLASS S SHARES

   As described in the Prospectuses, Class A Shares and Class S Shares have adopted a distribution and shareholder servicing plan (the "Class A Plan" and the "Class S Plan", respectively) adopted in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares and Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAI, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan.

CLASS C SHARES


   As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2008.

   The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

   For the fiscal year ended July 31, 2007, the total amounts paid by the Class A Shares, Class C Shares and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
    Class A Shares                   $ 25           $ 4,790       $   616          $  (4)            $   646
    Class C Shares                   $ 37           $ 4,841       $   305          $ (10)            $   859
    Class S Shares                   $978           $14,523       $26,078          $(125)            $26,077

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

CLASS A SHARES

   A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

CLASS C SHARES

   A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus.

   Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

   For the fiscal year ended July 31, 2007, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:

                                                                Contingent Deferred
Fund Name                                                          Sales Charge
-----------------------------------------------------------------------------------
 Money Market Fund
   Class A Shares                                                         --
   Class C Shares                                                     $  307

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of any class of the Fund's outstanding shares, and no other person beneficially owned 25% or more of any class of shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of a class are not the beneficial owners of such shares, unless otherwise indicated.


Name of Fund and Class   Shareholder and Address of Record               Percentage of Ownership
------------------------------------------------------------------------------------------------
Money Market Fund        Citigroup Global Markets Inc.                            31.39%
  Class A Shares         A/C 00171G10418
                         New York, NY

                         NFS LLC                                                  16.71%
                         FEBO William F. Seidler
                         Putnam Valley, NY

                         NFS LLC                                                  13.67%
                         FEBO Sonia C. Granoff
                         Dallas, TX

                         NFS LLC                                                  11.01%
                         FEBO Edith Franzen
                         Ballston Spa, NY

                         UBS Financial Services Inc.                               5.30%
                         FBO Wayne C. Schiffner
                         Weehawken, NJ

Name of Fund and Class   Shareholder and Address of Record               Percentage of Ownership
------------------------------------------------------------------------------------------------
Money Market Fund        First Clearing, LLC                                      16.37%
  Class C Shares         A/C 3380-4771
                         FBO Texas Foster R/O IRA
                         Vista, CA

                         Morgan Stanley & Co                                      10.39%
                         Jersey City, NJ

                         First Clearing, LLC                                       8.95%
                         A/C 6078-0047
                         FBO Suzanne K. Lewis
                         Blue Springs, MO

                         First Clearing, LLC                                       7.24%
                         A/C 8049-1872
                         FBO Joseph R. Stepanek IRA
                         Ellicott City, MD

                         Wells Fargo Investments LLC                               7.14%
                         A/C 6822-6027
                         Minneapolis, MN

                         Citigroup Global Markets Inc.                             6.85%
                         A/C 00162869538
                         New York, NY

                         First Clearing, LLC                                       5.86%
                         A/C 4178-4648
                         FBO Weiland H. Akerman IRA
                         Lansing, MI

Money Market Fund        Reliance Trust Co. Custodian                             29.92%
  Class S                FBO Madsen Knepper 401K
                         Atlanta, GA

                         Reliance Trust Co. Custodian                              8.34%
                         FBO Vontobel USA Inc. 401K Ps Plan
                         Atlanta, GA

                         Reliance Trust Co. Custodian                              7.13%
                         FBO Independence Cardiology Assoc.
                         Atlanta, GA

                         Reliance Trust Co. Custodian                              6.60%
                         FBO Major Cadillac Company Inc. 401K
                         Atlanta, GA

                         MG Trust Custodian                                        5.82%
                         Tray-Pak Corp 401 (K) Profit Sharing
                         Denver, CO

                         Reliance Trust Co. Custodian                              5.20%
                         FBO Cole Harford 401K
                         Atlanta, GA

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   Money Market Fund offers three classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                                  (JANUS LOGO)
                                  www.janus.com/info


                                  151 Detroit Street
                                  Denver, Colorado 80206-4805
                                  1-800-525-0200

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND

                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Institutional Cash Management Fund (the "Fund"). The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

     Institutional Shares of the Fund are offered exclusively to institutional and individual clients meeting minimum investment requirements.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Redemption of Shares.....................................   46

       Dividends and Tax Status.................................   47

       Principal Shareholders...................................   49

       Miscellaneous Information................................   50
          Shares of the Trust...................................   50
          Shareholder Meetings..................................   50
          Voting Rights.........................................   51
          Independent Registered Public Accounting Firm.........   52
          Registration Statement................................   52

       Financial Statements.....................................   53

       Appendix A...............................................   54
          Description of Securities Ratings.....................   54

       Appendix B...............................................   56
          Description of Municipal Securities...................   56

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds. The Fund may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.

   The Fund's Advisory Agreement will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement is included in the Fund's next annual or semiannual report to shareholders. You can request the Fund's annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   The Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Institutional Shares of the Fund will be 0.02%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Cash Management Fund                            $4,071,355   $2,035,678

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov. Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.15% of the average daily net assets of Institutional Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Institutional Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Institutional Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Cash Management Fund - Institutional Shares        $3,053,334       $2,646,186

   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus

   Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Fund owned securities of its regular broker-dealers (or parents), as shown below:

                                                                Value of
                                                               Securities
Name of Broker-Dealer                                            Owned
--------------------------------------------------------------------------
Banc of America Corp.                                         $102,000,001
Citigroup, Inc.                                               $ 15,000,000
Credit Suisse Securities (USA) LLC                            $102,000,000
Deutsche Bank Group                                           $ 36,000,000
Goldman Sachs Group, Inc.                                     $101,000,000
ING Group                                                     $ 26,000,000
JP Morgan Chase & Co.                                         $102,000,000
Merrill Lynch & Company, Inc.                                 $102,000,000
Morgan Stanley Co.                                            $ 77,000,000
RBC Financial Group                                           $ 44,000,000
UBS A.G.                                                      $107,900,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Cash Management Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Cash Management Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                      from the Fund for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2006(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $ 7,062                     $442,409
  Jerome S. Contro, Trustee                                $ 4,905                     $302,000
  William F. McCalpin, Trustee                             $ 4,708                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 4,742                     $306,500
  James T. Rothe, Trustee                                  $ 4,605                     $309,000
  William D. Stewart, Trustee                              $ 5,249                     $315,000
  Martin H. Waldinger, Trustee                             $ 4,424                     $299,000
  Linda S. Wolf, Trustee                                   $ 4,794                     $298,000

(1) Since Institutional Cash Management Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $9,906; Jerome S. Contro $5,754; William F. McCalpin $11,028; John W. McCarter, Jr. $7,367; James T. Rothe $9,451; William D. Stewart $7,455; Martin H. Waldinger $7,134; and Linda S. Wolf $7,396.

(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Institutional Shares of the Fund are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectus will provide you with detailed information about investing in the Fund.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Institutional Shares of the Fund are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Fund or its authorized agent.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of the Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of the Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of the Fund, and no other person beneficially owned 25% or more of the outstanding Shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Cash Management    Hare & Co.                                      19.30%
  Fund -                         The Bank of New York
  Institutional Shares           East Syracuse, NY

                                 Comerica Bank                                   11.57%
                                 Detroit, MI

                                 Janus Adviser Forty Fund                         8.31%
                                 Denver, CO

                                 Janus Twenty Fund                                7.53%
                                 Denver, CO

                                 Janus Mid Cap Value Fund                         5.84%
                                 Denver, CO

                                 Janus Capital Group Inc.                        5.15%*
                                 Denver, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   Janus Institutional Cash Management Fund was formed from the reorganization of Janus Institutional Cash Reserves Fund, a portfolio of Janus Investment Fund, into the Fund on February 23, 2007.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   The Fund discussed in this SAI offers two classes of shares. The Shares discussed in this SAI are offered exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash


                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND

                                 PREMIUM SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Premium Shares (the "Shares") of Janus Institutional Cash Management Fund (the "Fund"). The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

     Premium Shares of the Fund can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Distribution and Shareholder Servicing Plans.............   46

       Redemption of Shares.....................................   48

       Dividends and Tax Status.................................   49

       Principal Shareholders...................................   51

       Miscellaneous Information................................   52
          Shares of the Trust...................................   52
          Shareholder Meetings..................................   52
          Voting Rights.........................................   53
          Independent Registered Public Accounting Firm.........   54
          Registration Statement................................   54

       Financial Statements.....................................   55

       Appendix A...............................................   56
          Description of Securities Ratings.....................   56

       Appendix B...............................................   58
          Description of Municipal Securities...................   58

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   The Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds. The Fund may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.

   The Fund's Advisory Agreement will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement is included in the Fund's next annual or semiannual report to shareholders. You can request the Fund's annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   The Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Premium Shares, and accordingly the effective rate for calculating the administration fee payable by Premium Shares of the Fund will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Cash Management Fund                            $4,071,355   $2,035,678

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition,

   Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Premium Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Premium Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Premium Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Cash Management Fund - Premium Shares                 $26              $26

   The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus

   Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Fund did not incur any brokerage commissions. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Fund owned securities of its regular broker-dealers (or parents), as shown below:

                                                                Value of
                                                               Securities
Name of Broker-Dealer                                            Owned
--------------------------------------------------------------------------
Banc of America Corp.                                         $102,000,001
Citigroup, Inc.                                               $ 15,000,000
Credit Suisse Securities (USA) LLC                            $102,000,000
Deutsche Bank Group                                           $ 36,000,000
Goldman Sachs Group, Inc.                                     $101,000,000
ING Group                                                     $ 26,000,000
JP Morgan Chase & Co.                                         $102,000,000
Merrill Lynch & Company, Inc.                                 $102,000,000
Morgan Stanley Co.                                            $ 77,000,000
RBC Financial Group                                           $ 44,000,000
UBS A.G.                                                      $107,900,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and Con-       75               N/A
 151 Detroit Street                                     sultant to California Planned
 Denver, CO 80206                                       Unit Developments (since
 DOB: 1938                                              1994). Formerly, CEO and
                                                        President of Marwal, Inc.
                                                        (homeowner association manage-
                                                        ment company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial Hospi-
                                                                                                         tal (Chicago,
                                                                                                         IL), Chicago
                                                                                                         Council on
                                                                                                         Foreign Rela-
                                                                                                         tions, Economic
                                                                                                         Club of
                                                                                                         Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Cash Management Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Cash Management Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUND                    TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                      from the Fund for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2006(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $ 7,062                     $442,409
  Jerome S. Contro, Trustee                                $ 4,905                     $302,000
  William F. McCalpin, Trustee                             $ 4,708                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 4,742                     $306,500
  James T. Rothe, Trustee                                  $ 4,605                     $309,000
  William D. Stewart, Trustee                              $ 5,249                     $315,000
  Martin H. Waldinger, Trustee                             $ 4,424                     $299,000
  Linda S. Wolf, Trustee                                   $ 4,794                     $298,000

(1) Since Institutional Cash Management Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $9,906; Jerome S. Contro $5,754; William F. McCalpin $11,028; John W. McCarter, Jr. $7,367; James T. Rothe $9,451; William D. Stewart $7,455; Martin H. Waldinger $7,134; and Linda S. Wolf $7,396.

(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Premium Shares of the Fund can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Premium Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Fund's Prospectus will provide you with detailed information about investing in the Fund.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Premium Shares of the Fund are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Fund or its authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

   As described in the Prospectus, Premium Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.18% of the average daily net assets of Premium Shares of the Fund for activities that are primarily intended to result in sales of Premium Shares of the Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments may be made to an intermediary for introducing a client to Janus Capital and may continue to be made to the intermediary in accordance with the terms of the Plan for so long as the assets introduced by the intermediary remain in the share class. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 0.18% to 0.02%. This waiver will continue until at least December 1, 2008.

   The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended July 31, 2007, the total amounts paid by Premium Shares of the Fund to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL CASH
    MANAGEMENT FUND
    Premium Shares                 $     --        $    1,095    $       --      $     --          $        5

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of the Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of the Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of the Fund, and no other person beneficially owned 25% or more of the outstanding Shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Cash Management    Janus Capital Group Inc.                 100.00%*
  Fund -                         Denver, CO
  Premium Shares

 * This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   Janus Institutional Cash Management Fund was formed from the reorganization of Janus Institutional Cash Reserves Fund, a portfolio of Janus Investment Fund, into the Fund on February 23, 2007.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

   The Fund discussed in this SAI offers two classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions, as well as certain broker-dealers, or directly through certain accounts established by an approved intermediary, and primarily in association with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the

   Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                              INSTITUTIONAL SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

     Institutional Shares of the Funds are offered exclusively to institutional and individual clients meeting minimum investment requirements.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Redemption of Shares.....................................   46

       Dividends and Tax Status.................................   47

       Principal Shareholders...................................   49

       Miscellaneous Information................................   50
          Shares of the Trust...................................   50
          Shareholder Meetings..................................   51
          Voting Rights.........................................   51
          Independent Registered Public Accounting Firm.........   52
          Registration Statement................................   52

       Financial Statements.....................................   53

       Appendix A...............................................   54
          Description of Securities Ratings.....................   54

       Appendix B...............................................   56
          Description of Municipal Securities...................   56

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   Each Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Institutional Shares of Institutional Money Market Fund will be 0.08% and by Institutional Shares of Institutional Government Money Market Fund will be 0.05%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Money Market Fund                               $4,973,847   $2,486,923
Institutional Government Money Market Fund                    $  714,479   $  357,240

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.15% of the average daily net assets of Institutional Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Institutional Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Institutional Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Money Market Fund - Institutional Shares           $3,700,387       $1,726,847
Institutional Government Money Market Fund - Institutional
  Shares                                                         $  424,925       $  283,284

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which

   Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
Institutional Money Market
  Fund                        Banc of America Corp.                                     $209,000,000
                              Citigroup, Inc.                                           $ 29,000,000
                              Credit Suisse Securities (USA) LLC                        $209,000,000
                              ING Group                                                 $ 70,000,000
                              JP Morgan Chase & Co.                                     $209,000,000
                              Merrill Lynch & Company, Inc.                             $209,000,000
                              Morgan Stanley Co.                                        $108,000,000
                              RBC Financial Group                                       $ 39,000,000
                              UBS A.G.                                                  $142,100,000
Institutional Government
  Money Market Fund           Credit Suisse Securities (USA) LLC                        $144,300,000
                              ING Group                                                 $131,000,000
                              Societe Generale Group                                    $ 40,100,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Exec-       75               Chairman of the
 Jr.                                                    utive Officer of The Field                       Board and
 151 Detroit Street                                     Museum of Natural History                        Director of
 Denver, CO 80206                                       (Chicago, IL) (since 1997).                      Divergence Inc.
 DOB: 1938                                                                                               (biotechnol-
                                                                                                         ogy firm);
                                                                                                         Director of
                                                                                                         W.W. Grainger,
                                                                                                         Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and Con-       75               N/A
 151 Detroit Street                                     sultant to California Planned
 Denver, CO 80206                                       Unit Developments (since
 DOB: 1938                                              1994). Formerly, CEO and
                                                        President of Marwal, Inc.
                                                        (homeowner association manage-
                                                        ment company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial Hospi-
                                                                                                         tal (Chicago,
                                                                                                         IL), Chicago
                                                                                                         Council on
                                                                                                         Foreign Rela-
                                                                                                         tions, Economic
                                                                                                         Club of
                                                                                                         Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $12,681                     $442,409
  Jerome S. Contro, Trustee                                $ 8,820                     $302,000
  William F. McCalpin, Trustee                             $ 8,459                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 8,525                     $306,500
  James T. Rothe, Trustee                                  $ 8,279                     $309,000
  William D. Stewart, Trustee                              $ 9,423                     $315,000
  Martin H. Waldinger, Trustee                             $ 7,950                     $299,000
  Linda S. Wolf, Trustee                                   $ 8,617                     $298,000

(1) Since Institutional Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $25,074; Jerome S. Contro $14,190; William F. McCalpin $27,661; John W. McCarter, Jr. $18,557; James T. Rothe $23,880; William D. Stewart $18,830; Martin H. Waldinger $37,573; and Linda S. Wolf $18,179.

    Since Institutional Government Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $3,820; Jerome S. Contro $2,189; William
    F. McCalpin $4,223; John W. McCarter, Jr. $2,836; James T. Rothe $3,642; William D. Stewart $2,875; Martin H. Waldinger $2,763; and Linda S. Wolf $2,804.
(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Institutional Shares of the Funds are offered exclusively to institutional and individual clients meeting minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Institutional Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agent.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require Institutional Government Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever:
   (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   The right to require Institutional Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever there is an unscheduled close of the Federal Reserve Banks or the NYSE.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of a Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.


Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Money Market       Comerica Bank                                   25.81%
  Fund -                         Detroit, MI
  Institutional Shares
                                 Hare & Co.                                       5.33%
                                 The Bank of New York
                                 East Syracuse, NY

                                 Janus Twenty Fund                                5.02%
                                 Denver, CO
Institutional Government Money   Comerica Bank                                   61.25%
  Market Fund -                  Detroit, MI
  Institutional Shares
                                 Comcast Cable Funding I Inc.                     8.76%
                                 Wilmington, DE

                                 Colorado State Treasury                          8.68%
                                 Denver, CO

                                 National Semiconductor Corp.                     6.45%
                                 Santa Clara, CA

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

    PREDECESSOR FUND
    (EACH A FUND OF JANUS INVESTMENT FUND)      FUND
    --------------------------------------      ----
    Janus Money Market Fund - Institutional     Janus Institutional Money Market Fund -
      Shares & Service Shares                     Institutional Shares & Service Shares
    Janus Government Money Market Fund -        Janus Institutional Government Money
      Institutional Shares & Service Shares       Market Fund - Institutional Shares &
                                                  Service Shares

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Institutional Money Market Fund and $250,000 for Institutional Government Money Market Fund).

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                 PREMIUM SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Premium Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

     Premium Shares of the Funds can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Distribution and Shareholder Servicing Plans.............   46

       Redemption of Shares.....................................   48

       Dividends and Tax Status.................................   49

       Principal Shareholders...................................   51

       Miscellaneous Information................................   52
          Shares of the Trust...................................   52
          Shareholder Meetings..................................   53
          Voting Rights.........................................   53
          Independent Registered Public Accounting Firm.........   54
          Registration Statement................................   54

       Financial Statements.....................................   55

       Appendix A...............................................   56
          Description of Securities Ratings.....................   56

       Appendix B...............................................   58
          Description of Municipal Securities...................   58

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   Each Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Premium Shares, and accordingly the effective rate for calculating the administration fee payable by Premium Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Money Market Fund                               $4,973,847   $2,486,923
Institutional Government Money Market Fund                    $  714,479   $  357,240

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Premium Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Premium Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Premium Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Money Market Fund - Premium Shares                    $26              $26
Institutional Government Money Market Fund - Premium Shares         $26              $26

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which

   Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
Institutional Money Market
  Fund                        Banc of America Corp.                                     $209,000,000
                              Citigroup, Inc.                                           $ 29,000,000
                              Credit Suisse Securities (USA) LLC                        $209,000,000
                              ING Group                                                 $ 70,000,000
                              JP Morgan Chase & Co.                                     $209,000,000
                              Merrill Lynch & Company, Inc.                             $209,000,000
                              Morgan Stanley Co.                                        $108,000,000
                              RBC Financial Group                                       $ 39,000,000
                              UBS A.G.                                                  $142,100,000
Institutional Government
  Money Market Fund           Credit Suisse Securities (USA) LLC                        $144,300,000
                              ING Group                                                 $131,000,000
                              Societe Generale Group                                    $ 40,100,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $12,681                     $442,409
  Jerome S. Contro, Trustee                                $ 8,820                     $302,000
  William F. McCalpin, Trustee                             $ 8,459                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 8,525                     $306,500
  James T. Rothe, Trustee                                  $ 8,279                     $309,000
  William D. Stewart, Trustee                              $ 9,423                     $315,000
  Martin H. Waldinger, Trustee                             $ 7,950                     $299,000
  Linda S. Wolf, Trustee                                   $ 8,617                     $298,000

(1) Since Institutional Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $25,074; Jerome S. Contro $14,190; William F. McCalpin $27,661; John W. McCarter, Jr. $18,557; James T. Rothe $23,880; William D. Stewart $18,830; Martin H. Waldinger $37,573; and Linda S. Wolf $18,179.

    Since Institutional Government Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $3,820; Jerome S. Contro $2,189; William
    F. McCalpin $4,223; John W. McCarter, Jr. $2,836; James T. Rothe $3,642; William D. Stewart $2,875; Martin H. Waldinger $2,763; and Linda S. Wolf $2,804.
(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Premium Shares of the Funds can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Premium Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Premium Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

   As described in the Prospectus, Premium Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.18% of the average daily net assets of Premium Shares of a Fund for activities that are primarily intended to result in sales of Premium Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments may be made to an intermediary for introducing a client to Janus Capital and may continue to be made to the intermediary in accordance with the terms of the Plan for so long as the assets introduced by the intermediary remain in the share class. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.18% to 0.08%. This waiver will continue until at least December 1, 2008.

   The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended July 31, 2007, the total amounts paid by Premium Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.

                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET
    FUND
    Premium Shares                 $     --        $   23,952    $       --      $     --          $       34
  INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Premium Shares                 $     --        $       --    $       --      $     --          $       34

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require Institutional Government Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever:
   (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   The right to require Institutional Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever there is an unscheduled close of the Federal Reserve Banks or the NYSE.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of a Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.


Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Money Market       Janus Capital Group Inc.                      100.00%*
  Fund -                         Denver, CO
  Premium Shares

Institutional Government Money   Janus Capital Group Inc.                       99.99%*
  Market Fund -                  Denver, CO
  Premium Shares


* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

    PREDECESSOR FUND
    (EACH A FUND OF JANUS INVESTMENT FUND)      FUND
    --------------------------------------      ----
    Janus Money Market Fund - Institutional     Janus Institutional Money Market Fund -
      Shares & Service Shares                     Institutional Shares & Service Shares
    Janus Government Money Market Fund -        Janus Institutional Government Money
      Institutional Shares & Service Shares       Market Fund - Institutional Shares &
                                                  Service Shares

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions, as well as certain broker-dealers, or directly through certain accounts established by an approved intermediary, and primarily in association with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                 PRIMARY SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Primary Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

     Primary Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Distribution and Shareholder Servicing Plans.............   46

       Redemption of Shares.....................................   48

       Dividends and Tax Status.................................   49

       Principal Shareholders...................................   51

       Miscellaneous Information................................   52
          Shares of the Trust...................................   52
          Shareholder Meetings..................................   53
          Voting Rights.........................................   53
          Independent Registered Public Accounting Firm.........   54
          Registration Statement................................   54

       Financial Statements.....................................   55

       Appendix A...............................................   56
          Description of Securities Ratings.....................   56

       Appendix B...............................................   58
          Description of Municipal Securities...................   58

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   Each Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Primary Shares, and accordingly the effective rate for calculating the administration fee payable by Primary Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Money Market Fund                               $4,973,847   $2,486,923
Institutional Government Money Market Fund                    $  714,479   $  357,240

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition,

   Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Primary Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Primary Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Primary Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Money Market Fund - Primary Shares                    $26              $26
Institutional Government Money Market Fund - Primary Shares         $26              $26

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which

   Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
Institutional Money Market
  Fund                        Banc of America Corp.                                     $209,000,000
                              Citigroup, Inc.                                           $ 29,000,000
                              Credit Suisse Securities (USA) LLC                        $209,000,000
                              ING Group                                                 $ 70,000,000
                              JP Morgan Chase & Co.                                     $209,000,000
                              Merrill Lynch & Company, Inc.                             $209,000,000
                              Morgan Stanley Co.                                        $108,000,000
                              RBC Financial Group                                       $ 39,000,000
                              UBS A.G.                                                  $142,100,000
Institutional Government
  Money Market Fund           Credit Suisse Securities (USA) LLC                        $144,300,000
                              ING Group                                                 $131,000,000
                              Societe Generale Group                                    $ 40,100,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $12,681                     $442,409
  Jerome S. Contro, Trustee                                $ 8,820                     $302,000
  William F. McCalpin, Trustee                             $ 8,459                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 8,525                     $306,500
  James T. Rothe, Trustee                                  $ 8,279                     $309,000
  William D. Stewart, Trustee                              $ 9,423                     $315,000
  Martin H. Waldinger, Trustee                             $ 7,950                     $299,000
  Linda S. Wolf, Trustee                                   $ 8,617                     $298,000

(1) Since Institutional Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $25,074; Jerome S. Contro $14,190; William F. McCalpin $27,661; John W. McCarter, Jr. $18,557; James T. Rothe $23,880; William D. Stewart $18,830; Martin H. Waldinger $37,573; and Linda S. Wolf $18,179.

    Since Institutional Government Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $3,820; Jerome S. Contro $2,189; William
    F. McCalpin $4,223; John W. McCarter, Jr. $2,836; James T. Rothe $3,642; William D. Stewart $2,875; Martin H. Waldinger $2,763; and Linda S. Wolf $2,804.
(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Primary Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Primary Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Primary Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

   As described in the Prospectus, Primary Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets of Primary Shares of a Fund for activities that are primarily intended to result in sales of Primary Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.50% to 0.40%. This waiver will continue until at least December 1, 2008.

   The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended July 31, 2007, the total amounts paid by Primary Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.


                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET
    FUND
    Primary Shares                 $     --        $   13,474    $       --      $     --          $      169
  INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Primary Shares                 $     --        $       --    $       --      $     --          $      169

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require Institutional Government Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever:
   (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   The right to require Institutional Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever there is an unscheduled close of the Federal Reserve Banks or the NYSE.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of a Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.


Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Money Market       Janus Capital Group Inc.                      100.00%*
  Fund -                         Denver, CO
  Primary Shares

Institutional Government Money   Janus Capital Group Inc.                       99.99%*
  Market Fund -                  Denver, CO
  Primary Shares

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

    PREDECESSOR FUND
    (EACH A FUND OF JANUS INVESTMENT FUND)      FUND
    --------------------------------------      ----
    Janus Money Market Fund - Institutional     Janus Institutional Money Market Fund -
      Shares & Service Shares                     Institutional Shares & Service Shares



    Janus Government Money Market Fund -        Janus Institutional Government Money
      Institutional Shares & Service Shares       Market Fund - Institutional Shares &
                                                  Service Shares

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                 SELECT SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Select Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

     Select Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Distribution and Shareholder Servicing Plans.............   46

       Redemption of Shares.....................................   48

       Dividends and Tax Status.................................   49

       Principal Shareholders...................................   51

       Miscellaneous Information................................   52
          Shares of the Trust...................................   52
          Shareholder Meetings..................................   53
          Voting Rights.........................................   53
          Independent Registered Public Accounting Firm.........   54
          Registration Statement................................   54

       Financial Statements.....................................   55

       Appendix A...............................................   56
          Description of Securities Ratings.....................   56

       Appendix B...............................................   58
          Description of Municipal Securities...................   58

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   Each Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Select Shares, and accordingly the effective rate for calculating the administration fee payable by Select Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Money Market Fund                               $4,973,847   $2,486,923
Institutional Government Money Market Fund                    $  714,479   $  357,240

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition,

   Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Select Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Select Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Select Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Money Market Fund - Select Shares                     $26              $26
Institutional Government Money Market Fund - Select Shares          $26              $26

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which

   Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
Institutional Money Market
  Fund                        Banc of America Corp.                                     $209,000,000
                              Citigroup, Inc.                                           $ 29,000,000
                              Credit Suisse Securities (USA) LLC                        $209,000,000
                              ING Group                                                 $ 70,000,000
                              JP Morgan Chase & Co.                                     $209,000,000
                              Merrill Lynch & Company, Inc.                             $209,000,000
                              Morgan Stanley Co.                                        $108,000,000
                              RBC Financial Group                                       $ 39,000,000
                              UBS A.G.                                                  $142,100,000
Institutional Government
  Money Market Fund           Credit Suisse Securities (USA) LLC                        $144,300,000
                              ING Group                                                 $131,000,000
                              Societe Generale Group                                    $ 40,100,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE
                                                                                                         Beverages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   75               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History (Chicago, IL)                    Director of
 Denver, CO 80206                                       (since 1997).                                    Divergence Inc.
 DOB: 1938                                                                                               (biotechnology
                                                                                                         firm); Director
                                                                                                         of W.W.
                                                                                                         Grainger, Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $12,681                     $442,409
  Jerome S. Contro, Trustee                                $ 8,820                     $302,000
  William F. McCalpin, Trustee                             $ 8,459                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 8,525                     $306,500
  James T. Rothe, Trustee                                  $ 8,279                     $309,000
  William D. Stewart, Trustee                              $ 9,423                     $315,000
  Martin H. Waldinger, Trustee                             $ 7,950                     $299,000
  Linda S. Wolf, Trustee                                   $ 8,617                     $298,000

(1) Since Institutional Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $25,074; Jerome S. Contro $14,190; William F. McCalpin $27,661; John W. McCarter, Jr. $18,557; James T. Rothe $23,880; William D. Stewart $18,830; Martin H. Waldinger $37,573; and Linda S. Wolf $18,179.

    Since Institutional Government Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $3,820; Jerome S. Contro $2,189; William
    F. McCalpin $4,223; John W. McCarter, Jr. $2,836; James T. Rothe $3,642; William D. Stewart $2,875; Martin H. Waldinger $2,763; and Linda S. Wolf $2,804.
(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Select Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Select Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Select Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agent.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------

   As described in the Prospectus, Select Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.35% of the average daily net assets of Select Shares of a Fund for activities that are primarily intended to result in sales of Select Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.35% to 0.25%. This waiver will continue until at least December 1, 2008.

   The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

   For the fiscal year ended July 31, 2007, the total amounts paid by Select Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.


                                                   Prospectus
                                                  Preparation,
                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                         Literature        Mailing       Brokers     Sales Personnel       Payments
-----------------------------------------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET
    FUND
    Select Shares                  $     --        $   13,148    $       --      $     --          $      106
  INSTITUTIONAL GOVERNMENT
    MONEY MARKET FUND
    Select Shares                  $     --        $       --    $       --      $     --          $      108

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require Institutional Government Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever:
   (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   The right to require Institutional Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever there is an unscheduled close of the Federal Reserve Banks or the NYSE.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of a Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.


Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Money Market       Janus Capital Group Inc.                      100.00%*
  Fund -                         Denver, CO
  Select Shares

Institutional Government Money   Janus Capital Group Inc.                      100.00%*
  Market Fund -                  Denver, CO
  Select Shares

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

    PREDECESSOR FUND
    (EACH A FUND OF JANUS INVESTMENT FUND)      FUND
    --------------------------------------      ----
    Janus Money Market Fund - Institutional     Janus Institutional Money Market Fund -
      Shares & Service Shares                     Institutional Shares & Service Shares
    Janus Government Money Market Fund -        Janus Institutional Government Money
      Institutional Shares & Service Shares       Market Fund - Institutional Shares &
                                                  Service Shares

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687

                                      November 28, 2007

                                      JANUS ADVISER SERIES

                     JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 SERVICE SHARES

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

     Service Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2007, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-800-295-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-800-295-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions, and Investment
          Strategies and Risks..................................    2

       Determination of Net Asset Value.........................   20

       Investment Adviser.......................................   21

       Custodian, Transfer Agent, and Certain Affiliations......   29

       Portfolio Transactions and Brokerage.....................   31

       Trustees and Officers....................................   34

       Purchase of Shares.......................................   45

       Redemption of Shares.....................................   46

       Dividends and Tax Status.................................   47

       Principal Shareholders...................................   49

       Miscellaneous Information................................   50
          Shares of the Trust...................................   50
          Shareholder Meetings..................................   51
          Voting Rights.........................................   51
          Independent Registered Public Accounting Firm.........   52
          Registration Statement................................   52

       Financial Statements.....................................   53

       Appendix A...............................................   54
          Description of Securities Ratings.....................   54

       Appendix B...............................................   56
          Description of Municipal Securities...................   56

INVESTMENT POLICIES AND RESTRICTIONS, AND
INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   Each Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   Each Fund may not:

   (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

   (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

   (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

   As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of
   Section 12(d)(1).

   (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (5) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

   Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the mortgages underlying mortgage-backed securities may have higher default rates than mortgages meeting government underwriting requirements.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

Structured Investment Vehicles

   Structured investment vehicles (SIVs) issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. SIV debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. SIV portfolios are generally finance company debt and structured finance assets. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations, and asset backed securities.

   Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock;
   (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
   Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of money market funds and of funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

Debt Obligations

   Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

   Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

   Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
   (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

   The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

   - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each fund on www.janus.com/info (or www.janusintech.com/cash for the institutional money market funds) approximately two business days (six business days for money market funds) after the end of the following applicable periods. Non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available monthly with at least a 30-day lag. Portfolio holdings of funds sub-advised by INTECH are generally available on a calendar quarter-end basis with at least a 60-day lag. Money market funds' portfolio holdings are generally available monthly with no lag.

   - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a funds' total portfolio, are available monthly with at least a 30-day lag, and quarterly with at least a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

   - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with at least a 30-day lag, and quarterly with at least a 15-day lag.

   Full portfolio holdings will remain available at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

   The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

   Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or senior management team that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or senior management team is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

   As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Brockhouse & Cooper Inc.              Quarterly            Current
      Brown Brothers Harriman & Co.         Daily                Current
      Callan Associates Inc.                As needed            Current
      Cambridge Associates LLC              Quarterly            Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Charles River Systems, Inc.           As needed            Current
      Charles Schwab & Co., Inc.            As needed            Current
      Citibank, N.A.                        Daily                Current
      CMS BondEdge                          As needed            Current
      Deloitte & Touche LLP                 As needed            Current
      Deloitte Tax LLP                      As needed            Current
      Dresdner Bank, AG New York Branch     As needed            None
      Eagle Investment Systems Corp.        As needed            Current
      Eaton Vance Management                As needed            Current
      Ernst & Young LLP                     As needed            Current
      FactSet Research Systems, Inc.        As needed            Current
      Financial Models Company, Inc.        As needed            Current
      FT Interactive Data Corporation       Daily                Current
      Institutional Shareholder Services,
        Inc.                                Daily                Current
      International Data Corporation        Daily                Current
      Investment Technology Group, Inc.     Daily                Current
      Jeffrey Slocum & Associates, Inc.     As needed            Current
      Lehman Brothers Inc.                  Daily                Current
      Marco Consulting Group, Inc.          Monthly              Current
      Marquette Associates                  As needed            Current
      Markit Loans, Inc.                    Daily                Current
      Moody's Investors Service Inc.        Weekly               7 days or more
      New England Pension Consultants       Monthly              Current
      Omgeo LLC                             Daily                Current
      PricewaterhouseCoopers LLP            As needed            Current
      Reuters America Inc.                  Daily                Current
      Rocaton Investment Advisors, LLC      As needed            Current
      Rogerscasey, Inc.                     Quarterly            Current
      Russell/Mellon Analytical Services,
        LLC                                 Monthly              Current
      Sapient Corporation                   As needed            Current
      SEI Investments                       As needed            Current
      SimCorp USA, Inc.                     As needed            Current
      Standard & Poor's                     Daily                Current
      Standard & Poor's Financial Services  Weekly               2 days or more
      Standard & Poor's Securities
        Evaluation                          Daily                Current
      State Street Bank and Trust Company   Daily                Current

      NAME                                  FREQUENCY            LAG TIME
      ----                                  ---------            --------
      Summit Strategies Group               Monthly; Quarterly   Current
      The Yield Book Inc.                   Daily                Current
      UBS Securities LLC                    As needed            Current
      Wachovia Securities LLC               As needed            Current
      Wall Street On Demand, Inc.           Monthly; Quarterly   30 days; 15 days
      Wilshire Associates Incorporated      As needed            Current
      Yanni Partners, Inc.                  Quarterly            Current
      Zephyr Associates, Inc.               Quarterly            Current

   In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

   Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less;
   (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.

   Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
   (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


   A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements is included in the Funds' next annual or semiannual report to shareholders. You can request the Funds' annual report or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-800-295-2687.


   Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2008. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Service Shares of Institutional Money Market Fund will be 0.33% and by Service Shares of Institutional Government Money Market Fund will be 0.30%. Janus Capital has agreed to continue such reductions until at least December 1, 2008. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

   The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.

                                                                       2007
                                                              -----------------------
                                                               Advisory
Fund Name                                                        Fees       Waivers
-------------------------------------------------------------------------------------------------
Institutional Money Market Fund                               $4,973,847   $2,486,923
Institutional Government Money Market Fund                    $  714,479   $  357,240

   In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional or related services. Such payments may be based on gross sales or on assets under management, or a combination of sales and assets. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You may wish to consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

   Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales- and asset-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   JANUS ETHICS RULES

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
   (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-0020; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com/proxyvoting.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital's portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s). In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer(s) for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management and Janus Capital's Chief Investment Officer(s) to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

   AUDITOR ISSUES
   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.

   EXECUTIVE COMPENSATION ISSUES
   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN
AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.40% of the average daily net assets of Service Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Service Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

   For the fiscal period ended July 31, the total amounts paid by Service Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:

                                                                            2007
                                                               -------------------------------
                                                               Administrative
                                                                  Services
Name of Fund and Class                                              Fees           Waivers
----------------------------------------------------------------------------------------------
Institutional Money Market Fund - Service Shares                  $ 79,475         $13,908
Institutional Government Money Market Fund - Service Shares       $295,306         $73,826

   The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

   Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which

   Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses" or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses or reports concerning issuers, securities, economic factors, investment strategies or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

   The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. For the fiscal period ended July 31, 2007, the Funds did not incur any brokerage commissions. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

   As of July 31, 2007, the Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                          Value of
                              Name of                                                    Securities
Fund Name                     Broker-Dealer                                                Owned
----------------------------------------------------------------------------------------------------
Institutional Money Market
  Fund                        Banc of America Corp.                                     $209,000,000
                              Citigroup, Inc.                                           $ 29,000,000
                              Credit Suisse Securities (USA) LLC                        $209,000,000
                              ING Group                                                 $ 70,000,000
                              JP Morgan Chase & Co.                                     $209,000,000
                              Merrill Lynch & Company, Inc.                             $209,000,000
                              Morgan Stanley Co.                                        $108,000,000
                              RBC Financial Group                                       $ 39,000,000
                              UBS A.G.                                                  $142,100,000
Institutional Government
  Money Market Fund           Credit Suisse Securities (USA) LLC                        $144,300,000
                              ING Group                                                 $131,000,000
                              Societe Generale Group                                    $ 40,100,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

   Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 75 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen*    Chairman         3/04-Present     Chief Executive Officer of Red  75**             Chairman of the
 151 Detroit Street                                     Robin Gourmet Burgers, Inc.                      Board (since
 Denver, CO 80206     Trustee          4/00-Present     (since 2005). Formerly,                          2005) and
 DOB: 1943                                              private investor.                                Director of Red
                                                                                                         Robin Gourmet
                                                                                                         Burgers, Inc.,
                                                                                                         and Director of
                                                                                                         Janus Capital
                                                                                                         Funds Plc
                                                                                                         (Dublin-based,
                                                                                                         non-U.S.
                                                                                                         funds).
------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro     Trustee          11/05-Present    Partner of Tango Group, a       75               Trustee and
 151 Detroit Street                                     private investment firm (since                   Chairman of RS
 Denver, CO 80206                                       1999).                                           Investment
 DOB: 1956                                                                                               Trust (since
                                                                                                         2001); Director
                                                                                                         of IZZE Bever-
                                                                                                         ages; and
                                                                                                         Director of
                                                                                                         MyFamily.com,
                                                                                                         Inc.
                                                                                                         (genealogical
                                                                                                         research
                                                                                                         website).
------------------------------------------------------------------------------------------------------------------------
 William F.           Trustee          6/02-Present     Private investor. Formerly,     75               Director of
 McCalpin*                                              Executive Vice President and                     F.B. Heron
 151 Detroit Street                                     Chief Operating Officer of The                   Foundation (a
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     private
 DOB: 1957                                              private family foundation),                      grantmaking
                                                        and Vice President of Asian                      foundation).
                                                        Cultural Council.
------------------------------------------------------------------------------------------------------------------------

 * Mr. McCalpin will succeed Mr. Mullen as Chairman as of January 1, 2008.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 75 funds comprising the Janus funds, Mr. Mullen oversees 92 funds.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Exec-       75               Chairman of the
 Jr.                                                    utive Officer of The Field                       Board and
 151 Detroit Street                                     Museum of Natural History                        Director of
 Denver, CO 80206                                       (Chicago, IL) (since 1997).                      Divergence Inc.
 DOB: 1938                                                                                               (biotechnol-
                                                                                                         ogy firm);
                                                                                                         Director of
                                                                                                         W.W. Grainger,
                                                                                                         Inc.
                                                                                                         (industrial
                                                                                                         distributor);
                                                                                                         and Trustee of
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station) and
                                                                                                         the University
                                                                                                         of Chicago.
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          4/00-Present     Co-founder and Managing         75               Director of Red
 151 Detroit Street                                     Director of Roaring Fork                         Robin Gourmet
 Denver, CO 80206                                       Capital Management, LLC                          Burgers, Inc.
 DOB: 1943                                              (private investment in public
                                                        equity firm), and Professor
                                                        Emeritus of Business of the
                                                        University of Colorado,
                                                        Colorado Springs, CO (since
                                                        2004). Formerly, Professor of
                                                        Business of the University of
                                                        Colorado (2002-2004), and
                                                        Distinguished Visiting
                                                        Professor of Business
                                                        (2001-2002) of Thunderbird
                                                        (American Graduate School of
                                                        International Management),
                                                        Glendale, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          4/00-Present     Corporate Vice President and    75               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 DOB: 1944                                              Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                        IN FUND COMPLEX  OTHER
 NAME, ADDRESS,       POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND AGE              WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          4/00-Present     Private Investor and            75               N/A
 151 Detroit Street                                     Consultant to California
 Denver, CO 80206                                       Planned Unit Developments
 DOB: 1938                                              (since 1994). Formerly, CEO
                                                        and President of Marwal, Inc.
                                                        (homeowner association
                                                        management company).
------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf        Trustee          11/05-Present    Retired. Formerly, Chairman     75               Director of
 151 Detroit Street                                     and Chief Executive Officer of                   Wal- Mart, The
 Denver, CO 80206                                       Leo Burnett (Worldwide)                          Field Museum of
 DOB: 1947                                              (advertising agency)                             Natural History
                                                        (2001-2005).                                     (Chicago, IL),
                                                                                                         Children's
                                                                                                         Memorial
                                                                                                         Hospital
                                                                                                         (Chicago, IL),
                                                                                                         Chicago Council
                                                                                                         on Foreign
                                                                                                         Relations,
                                                                                                         Economic Club
                                                                                                         of Chicago, and
                                                                                                         InnerWorkings
                                                                                                         (U.S. provider
                                                                                                         of print
                                                                                                         procurement
                                                                                                         solutions).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Craig Jacobson        Executive Vice          4/07-Present   Portfolio Manager for other Janus
 151 Detroit Street    President and                          accounts and Research Analyst for
 Denver, CO 80206      Co-Portfolio Manager                   Janus Capital.
 DOB: 1970             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice          2/07-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                          Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                   accounts.
 DOB: 1961             Janus Institutional
                       Money Market Fund and
                       Janus Institutional
                       Government Money
                       Market Fund
--------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel     1/06-Present   Vice President of Janus Capital and
 Grauerholz-Lofton     and Secretary                          Janus Distributors LLC; and
 151 Detroit Street                                           Associate Counsel of Janus Capital.
 Denver, CO 80206      Vice President          3/06-Present   Formerly, Assistant Vice President
 DOB: 1970                                                    of Janus Capital and Janus
                                                              Distributors LLC (2006); and
                                                              Associate of Vedder, Price, Kaufman
                                                              & Kammholz, P.C. (1999-2003).
--------------------------------------------------------------------------------------------------
 Andrew J. Iseman      President and Chief     3/07-Present   Senior Vice President and Chief
 151 Detroit Street    Executive Officer                      Operating Officer of Janus Capital;
 Denver, CO 80206                                             President of Janus Services, LLC;
 DOB: 1964                                                    and Director of Capital Group
                                                              Partners, Inc. Formerly, Senior Vice
                                                              President of Enhanced Investment
                                                              Technologies, LLC (2005-2007); Vice
                                                              President of Investment Operations
                                                              for Janus Capital (2002-2005); Vice
                                                              President (1999-2002) and Chief
                                                              Operating Officer of Berger
                                                              Financial Group LLC (2000-2002).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE* AND
 NAME, ADDRESS,        POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               FUNDS                   TIME SERVED    PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Compliance Officer,                    Compliance Officer of Janus Capital,
 Denver, CO 80206      and Anti-Money                         Janus Distributors LLC, and Janus
 DOB: 1957             Laundering Officer                     Services LLC; Chief Compliance
                                                              Officer of Bay Isle Financial LLC;
                                                              and Vice President of Enhanced
                                                              Investment Technologies, LLC.
                                                              Formerly, Chief Compliance Officer
                                                              of Enhanced Investment Technologies,
                                                              LLC (2003-2005); Vice President of
                                                              Janus Capital (2000-2005), Janus
                                                              Distributors LLC (2000-2001), and
                                                              Janus Services LLC (2004-2005); and
                                                              Assistant Vice President of Janus
                                                              Services LLC (2000-2004).
--------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial         3/05-Present   Vice President of Janus Capital.
 151 Detroit Street    Officer                                Formerly, Director of Financial
 Denver, CO 80206                                             Reporting for OppenheimerFunds, Inc.
 DOB: 1962             Vice President,         2/05-Present   (2004-2005); Site Manager and First
                       Treasurer, and                         Vice President of Mellon Global
                       Principal Accounting                   Securities Services (2003); and
                       Officer                                Director of Fund Accounting, Project
                                                              Development, and Training of INVESCO
                                                              Funds Group (1994-2003).
--------------------------------------------------------------------------------------------------

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial          Jerome S. Contro (Chairman)             4
 COMMITTEE    reporting process, the system  John W. McCarter, Jr.
              of internal controls over      Dennis B. Mullen
              financial reporting,
              disclosure controls and
              procedures, Form N-CSR
              filings, and the audit
              process. The Committee's
              review of the audit process
              includes, among other things,
              the appointment,
              compensation, and oversight
              of the auditors and pre-
              approval of all audit and
              nonaudit services.
---------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommenda-  James T. Rothe (Chairman)               4
 COMMITTEE    tions regarding matters        Jerome S. Contro
              related to the Trust's use of  William F. McCalpin
              brokerage commissions and
              placement of portfolio
              transactions.
---------------------------------------------------------------------------------------------
 INVESTMENT   Oversees the investment        Dennis B. Mullen (Chairman)             5
 OVERSIGHT    activities of the Trust's      Jerome S. Contro
 COMMITTEE    non-money market funds.        William F. McCalpin
                                             John W. McCarter, Jr.
                                             James T. Rothe
                                             William D. Stewart
                                             Martin H. Waldinger
                                             Linda S. Wolf
---------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with       William F. McCalpin (Chairman)          6
 REGULATORY   various procedures adopted by  William D. Stewart
 COMMITTEE    the Trust, reviews             Linda S. Wolf
              registration statements on
              Form N-1A, oversees the
              implementation and
              administration of the Trust's
              Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               MEETINGS HELD
                                             MEMBERS                           DURING LAST
              FUNCTIONS                      (INDEPENDENT TRUSTEES)            FISCAL YEAR
---------------------------------------------------------------------------------------------
 MONEY        Reviews various matters        Martin H. Waldinger (Chairman)          4
 MARKET       related to the operations of   William F. McCalpin
 COMMITTEE    the Janus money market funds,  James T. Rothe
              including compliance with
              their Money Market Fund
              Procedures.
---------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends      John W. McCarter, Jr. (Chairman)        4
 AND          individuals for election as    Dennis B. Mullen
 GOVERNANCE   Trustee, consults with         Martin H. Waldinger
 COMMITTEE    Management in planning
              Trustee meetings, and
              oversees the administration
              of, and ensures compliance
              with, the Trust's Governance
              Procedures and Guidelines.
---------------------------------------------------------------------------------------------
 PRICING      Determines a fair value of     William D. Stewart (Chairman)           12
 COMMITTEE    securities for which market    James T. Rothe
              quotations are not readily     Linda S. Wolf
              available or are deemed not
              to be reliable, pursuant to
              procedures adopted by the
              Trustees.
---------------------------------------------------------------------------------------------

   Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds of the Trust for which they serve as Trustees, to the extent they are directly eligible to do so. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2006.


-----------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF
                                              EQUITY SECURITIES IN ALL
                        DOLLAR RANGE OF       REGISTERED INVESTMENT COMPANIES
                        EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN JANUS
 NAME OF TRUSTEE        THE FUND              FUNDS
-----------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
 Dennis B. Mullen       None                  Over $100,000
-----------------------------------------------------------------------------
 Jerome S. Contro       None                  Over $100,000
-----------------------------------------------------------------------------
 William F. McCalpin    None                  Over $100,000
-----------------------------------------------------------------------------
 John W. McCarter, Jr.  None                  Over $100,000
-----------------------------------------------------------------------------
 James T. Rothe         None                  Over $100,000
-----------------------------------------------------------------------------
 William D. Stewart     None                  Over $100,000
-----------------------------------------------------------------------------
 Martin H. Waldinger    None                  Over $100,000
-----------------------------------------------------------------------------
 Linda S. Wolf          None                  Over $100,000
-----------------------------------------------------------------------------

   The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee for their services as Trustees or officers. The Trust and other funds managed by Janus may pay all or a portion of compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

   The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").

                                                   Aggregate Compensation         Total Compensation
                                                     from the Funds for        from the Janus Funds for
                                                      fiscal year ended          calendar year ended
Name of Person, Position                              July 31, 2007(1)           December 31, 2006(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  Dennis B. Mullen, Chairman and Trustee(3)(4)             $12,681                     $442,409
  Jerome S. Contro, Trustee                                $ 8,820                     $302,000
  William F. McCalpin, Trustee                             $ 8,459                     $288,000
  John W. McCarter, Jr., Trustee(4)                        $ 8,525                     $306,500
  James T. Rothe, Trustee                                  $ 8,279                     $309,000
  William D. Stewart, Trustee                              $ 9,423                     $315,000
  Martin H. Waldinger, Trustee                             $ 7,950                     $299,000
  Linda S. Wolf, Trustee                                   $ 8,617                     $298,000

(1) Since Institutional Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows:
    Dennis B. Mullen $25,074; Jerome S. Contro $14,190; William F. McCalpin $27,661; John W. McCarter, Jr. $18,557; James T. Rothe $23,880; William D. Stewart $18,830; Martin H. Waldinger $37,573; and Linda S. Wolf $18,179.

    Since Institutional Government Money Market Fund had not commenced operations as of July 31, 2006, aggregate compensation paid by the Fund is estimated for its first full fiscal year, August 1, 2007 through July 31, 2008 as follows: Dennis B. Mullen $3,820; Jerome S. Contro $2,189; William
    F. McCalpin $4,223; John W. McCarter, Jr. $2,836; James T. Rothe $3,642; William D. Stewart $2,875; Martin H. Waldinger $2,763; and Linda S. Wolf $2,804.
(2) For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 86 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product). For all other Trustees, includes compensation for service on the boards of three Janus trusts comprised of 69 portfolios.
(3) Aggregate compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.
(4) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and John W. McCarter, Jr. $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Service Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Service Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

   The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

   Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

   In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).

   Service Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agent.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

   Shares of Institutional Money Market Fund will be redeemed for cash. Institutional Government Money Market Fund, however, retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, Institutional Government Money Market Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, Institutional Government Money Market Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

   The right to require Institutional Government Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever:
   (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

   The right to require Institutional Money Market Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever there is an unscheduled close of the Federal Reserve Banks or the NYSE.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early. The Funds reserve the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

   Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.

   Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of November 12, 2007, the officers and Trustees as a group owned less than 1% of the outstanding Shares of a Fund. As of November 12, 2007, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 12, 2007, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.


Name of Fund and Class           Shareholder and Address of Record      Percentage of Ownership
-----------------------------------------------------------------------------------------------
Institutional Money Market Fund  Hare & Co.                                      56.88%
  Service Shares                 The Bank of New York
                                 East Syracuse, NY

                                 EGAP & Co.                                      28.67%
                                 Chittenden Trust Company
                                 Burlington, VT

                                 Wells Fargo Brokerage Services LLC              14.45%
                                 Minneapolis, MN

Institutional Government Money   EGAP & Co.                                      54.53%
  Market Fund                    Chittenden Trust Company
  Service Shares                 Burlington, VT

                                 Wells Fargo Brokerage Services LLC              43.39%
                                 Minneapolis, MN

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 28 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Four Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

   The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

    PREDECESSOR FUND
    (EACH A FUND OF JANUS INVESTMENT FUND)      FUND
    --------------------------------------      ----
    Janus Money Market Fund - Institutional     Janus Institutional Money Market Fund -
      Shares & Service Shares                     Institutional Shares & Service Shares
    Janus Government Money Market Fund -        Janus Institutional Government Money
      Institutional Shares & Service Shares       Market Fund - Institutional Shares &
                                                  Service Shares

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

   The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

   Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

   Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

   The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

   The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

   As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

   The following audited financial statements for the period ended July 31, 2007 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2007.

   Schedules of Investments as of July 31, 2007

   Statements of Assets and Liabilities as of July 31, 2007

   Statements of Operations for the period ended July 31, 2007

   Statements of Changes in Net Assets for the periods indicated

   Financial Highlights for each of the periods indicated

   Notes to Financial Statements

   Report of Independent Registered Public Accounting Firm

   The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

   The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/ VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.

    SHORT-TERM BOND RATING    EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.



    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.



    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

   4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the

   Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                      This page intentionally left blank.

                      This page intentionally left blank.

                                         (JANUS LOGO)
                                         www.janusintech.com/cash

                                         151 Detroit Street
                                         Denver, Colorado 80206-4805

                                         1-800-295-2687